SCHEDULE 14A INFORMATION

              PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  /X/

Filed by a party other than the Registrant / /

Check the appropriate box:

     // Preliminary Proxy Statement / / Confidential, for use of /X/ Definitive Proxy Statement the Commission only (as / / Definitive Additional Materials permitted by Rule / / Soliciting Material Pursuant to 14a-6 (e)(2)

    Rule 14a-11 (c) or Rule 14a-12

                         TGC INDUSTRIES, INC.

------------------------------------------------------------------------------
             (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

/X/ No fee required.

//  Fee computed on table below per Exchange Act Rules 14a-6 (i) (4) and
    0-11
    (1) Title of each class of securities to which transaction applies.
    (2) Aggregate number of securities to which transaction applies.
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined).

    (4) Proposed maximum aggregate value of transaction.
    (5) Total fee paid.

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                             TGC INDUSTRIES, INC.

                         1304 Summit Avenue, Suite 2
                              Plano, Texas 75074


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 11, 2000

To the Shareholders of
TGC INDUSTRIES, INC.

     The annual meeting of the shareholders of TGC Industries, Inc. (the "Company") will be held at 1304 Summit Avenue, Suite 2, Plano, Texas on May 11, 2000, at 10:00 A.M., Plano, Texas time, for the following purposes:

     1. To elect seven (7) directors to serve until the next annual meeting of shareholders and until their respective successors shall be elected and qualified;

     2. To approve the Company's 1999 Stock Option Plan;

     3.  To ratify the selection of Grant Thornton LLP as independent auditors;

     4. To consent, by vote of the holders of the Company's outstanding Preferred Stock, voting as a class, to a new series of Senior Convertible Preferred Stock; and

     5. To transact such other business as may properly come before the meeting and any adjournment thereof.

     Information regarding matters to be acted upon at this meeting is contained in the accompanying Proxy Statement. Only shareholders of record at the close of business on March 15, 2000, are entitled to notice of and to vote at the meeting and any adjournment thereof.

     All shareholders are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, sign, and return promptly the enclosed proxy in the accompanying addressed envelope for which postage is prepaid. You may revoke the proxy at any time before the commencement of the meeting.

                                           By Order of the Board of Directors:

                                           Allen T. McInnes
                                           Secretary

Plano, Texas
April 7, 2000

                                  IMPORTANT

     IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN, AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING.

                             TGC INDUSTRIES, INC.

                         1304 Summit Avenue, Suite 2
                              Plano, Texas 75074


                                PROXY STATEMENT
                  ANNUAL MEETING OF SHAREHOLDERS -- May 11, 2000


                             SOLICITATION OF PROXIES

     This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies by the management of TGC Industries, Inc. (the "Company" or "TGC") on behalf of the Board of Directors of the Company for the annual meeting of shareholders to be held at 1304 Summit Avenue, Suite 2, Plano, Texas on May 11, 2000, and at any adjournment thereof, for the purpose of submitting to a vote of the stockholders the actions and proposals set forth in this Proxy Statement. The Notice of Meeting, the form of Proxy, and this Proxy Statement are being mailed to the Company's shareholders on or about April 3, 2000.


     Although solicitation (the total expense of which will be borne by the Company) is to be made primarily through the mail, the Company's officers and/or employees and those of its transfer agent may solicit proxies by telephone, telegram, or personal contact, but in such event no additional compensation will be paid by the Company for such solicitation. Further, brokerage firms, fiduciaries, and others may be requested to forward solicitation material regarding the meeting to beneficial owners of the Company's Common and Preferred Stock, and in such event the Company will reimburse them for all accountable costs so incurred.

                       RECORD DATE AND VOTING SECURITIES


     The Board of Directors of the Company has fixed the close of business on March 15, 2000 (the "Record Date") as the date for determination of shareholders entitled to notice of and to vote at the meeting. As of the Record Date, there were 2,267,124 shares of the Company's Common Stock outstanding and 1,110,250 shares of the Company's Series C 8% Convertible Exchangeable Preferred Stock ("Preferred Stock") outstanding.

     The Company's Restated Articles of Incorporation authorize 25,000,000 shares of Common Stock with a par value of $.30 per share and 4,000,000 shares of Preferred Stock with a par value of $1.00 per share. In voting on all matters expected to come before the meeting, a shareholder will be entitled to one vote, in person or by proxy, for each share of Common Stock and Preferred Stock held in his or her name on the Record Date. The Company's Restated Articles of Incorporation prohibit cumulative voting.

     A copy of the Annual Report to shareholders of the Company for its fiscal year ended December 31, 1999, is being mailed with this Proxy Statement to all such shareholders entitled to vote.

                     ACTION TO BE TAKEN AND VOTE REQUIRED

     Action will be taken at the meeting to (1) elect seven (7) members to the Board of Directors, (2) approve the Company's 1999 Stock Option Plan, (3) ratify the selection of Grant Thornton LLP as independent auditors, and (4) consent, by vote of the Company's outstanding Preferred Stock voting as a class, to a new series of Senior Convertible Preferred Stock. The proxy will be voted in accordance with the directions specified thereon, and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no directions are specified will be voted for the election of directors named herein, and otherwise in accordance with the judgment of the persons designated as proxies. Any person executing the enclosed proxy may nevertheless revoke it at any time prior to the actual voting thereof by filing with the Secretary of the Company either a written instrument expressly revoking it or a duly executed proxy bearing a later date. Furthermore, such person may nevertheless elect to attend the meeting and vote in person, in which event, the proxy will be suspended. The election of the seven (7) members to the Board of Directors, the approval of the 1999 Stock Option Plan, and the ratification of the selection of auditors requires the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock and Preferred Stock present, in person or by proxy, at the annual meeting. The consent to the creation of a new series of Senior Convertible Preferred Stock requires the affirmative vote of the holders of two-thirds (2/3) of the issued and outstanding shares of Preferred Stock entitled to vote thereon, voting as a class.

ELECTION OF DIRECTORS

     Seven (7) directors are to be elected at the annual meeting of shareholders to comprise the entire membership of the Company's Board of Directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees shown below for a term of one year and until their successors are duly elected and have qualified.


     As  previously  reported,  on December  13, 1999,  WEDGE  Energy  Services,
L.L.C., an affiliate of WEDGE Group, Inc. ("WEDGE"), a diversified Houston, Texas firm with interests in oil and gas services, purchased a $2,500,000 8 1/2% convertible subordinated debenture (the "Debenture") of the Company. Proceeds of the financing, together with other available funds, are being utilized for working capital and an expanded capital expenditure program. The Debenture, at WEDGE's option, can be converted into either convertible preferred stock or common stock at a price of $1.15 per share. Certain terms of the WEDGE financing are set forth below under the heading "Certain Terms of the WEDGE Financing."

     The Debenture Purchase Agreement provides that so long as (a) the Debenture remains outstanding or (b) WEDGE owns shares of capital stock representing 10% of the capital stock of TGC on a fully diluted basis, the Board of Directors of TGC will support and place on the ballot at each election of directors two (2) nominees to the Board of Directors (the "WEDGE Board Nominees"). Further, TGC has agreed (i) to expand its Board of Directors to seven (7) directors by creating two (2) new positions to be filled by the WEDGE Board Nominees and (ii) that its Board of Directors will not contain more than seven (7) members. Pursuant to the Bylaws of the Company, the Board of Directors has created such two new positions on its Board of Directors, and WEDGE has selected William H. White, President of WEDGE, and Pasquale V. Scaturro as its nominees to fill such positions. Messrs. White and Scaturro will serve until the next annual meeting of shareholders and until their successors are duly elected and have qualified.

     As a result of WEDGE's right to nominate two (2) directors, certain TGC shareholders have entered into a Voting Agreement (as defined below), the purpose of which is to contractually bind those shareholders to vote their shares at each directors' election in favor of the WEDGE Board Nominees. WEDGE, TGC and certain shareholders of TGC, including Allen McInnes, Wayne Whitener, Herbert Gardner, William Barrett and Edward Flynn (collectively, the "Shareholders"), have entered into a Voting Agreement (the "Voting Agreement") in connection with the purchase of the Debenture by WEDGE. Under the terms of the Voting Agreement, the Shareholders have agreed to vote their shares in favor of the WEDGE Board Nominees. The Voting Agreement terminates on the first to occur of (i) WEDGE no longer owning at least 10% of the total issued and outstanding shares of capital stock of TGC on a fully diluted basis, (ii) redemption of the Debenture by TGC, or (iii) December 10, 2009. The Shareholders hold in the aggregate shares of capital stock of TGC representing 38.7% of the shares of capital stock of TGC currently outstanding and entitled to vote.

     Although it is not contemplated that any nominee will be unable to serve as a director, in such event the proxies will be voted by the holders thereof for such other person as may be designated by the current Board of Directors. The Management of the Company has no reason to believe that any of the nominees will be unable or unwilling to serve if elected to office, and to the knowledge of Management, the nominees intend to serve the entire term for which election is sought. There are no family relationships by blood, marriage, or adoption between any director or executive officer. Up to two vacancies may be filled by the Board of Directors under Texas law during the time between any two successive annual shareholder meetings if suitable persons are designated. Each executive officer of the Company is a nominee as set forth below with the exception of Kenneth Uselton (age 56) who has served as Controller since 1995 and Treasurer since August 1, 1996, and David P. Williams (age 45) who has served as Marketing Manager since 1991 and Vice President of Marketing since November, 1997. The information set forth below with respect to each of the nominees has been furnished by each respective nominee.


Name, Age, and

Business Experience                                  Positions with Company

-------------------                                  ----------------------
Allen T. McInnes, 62                                 Chairman of the Board and
     Chairman of the Board since July 1993;          Secretary of the Company
     Secretary since November 1997; Chief
     Executive Officer of the Company from
     August 1993 to March 1996; Executive
     Vice-President and Director of Tenneco,
     Inc. 1960-1992; Director of Tetra
     Technologies, President and CEO since
     April 1, 1996; Director of NationsBank
     1990-1993.

     Wayne A.  Whitener,  48                         CEO and President
     Chief  Executive  Officer of the Company        of the Company
     since January  1999;  Chief  Operating
     Officer of the Company from July 1986
     to December 1998;  President of the
     Geophysical Division since 1984; served as Vice President of TGC from 1983 to 1984; Area Manager for Grant Geophysical
     Co. from December 1978 until July 1983.

William J. Barrett, 60                               None
     Director of the Company, Secretary of the Company from 1986 to November 1997; Senior
     Vice President of Janney Montgomery Scott
     Inc., investment bankers, since 1966. Also a Director of: Supreme Industries, Inc., a manufacturer of specialized truck bodies and shuttle buses, since 1979; and American
     Country Holdings Company, Inc., a property and casualty insurance holding company with focus on transportation and hospitality markets.

Herbert M. Gardner, 60                               None
     Director of the Company; Senior Vice
     President of Janney Montgomery Scott Inc., investment bankers, since 1978; Chairman of the Board and a Director of Supreme
     Industries, Inc., a manufacturer of
     specialized truck bodies and shuttle buses, since 1979, and President since 1992. Also a Director of: Nu Horizons Electronics Corp., an electronic component distributor;
     Transmedia Network, Inc., a company that markets a charge card offering savings to the company's card members at participating restaurants and also provides savings on certain other products and services; Hirsch
     International Corp., an importer of
     computerized embroidery machines and
     supplies, and developer of embroidery machine application software; and Co-Active Marketing
     Group, Inc., a marketing and sales promotion company.

Edward L. Flynn, 65                                  None
     Owner of Flynn Meyer Company, a management company for the restaurant industry, since
     1976,  Director and Treasurer,  Citri-Lite
     Co., a soft drink company.

William H. White, 46                                 None
     President and Chief Executive Officer
     of WEDGE Group, Inc., a diversified
     firm with  interests  in oil and gas
     services,  since  1997;  Founder  and
     Chairman  of  the  Board  of  Frontera
     Resources   Corporation   and  its
     predecessor,  a privately held
     international energy company, since 1995, also served as President and Chief Executive
     Officer of Frontera from 1995 to  1996;
     Deputy  Secretary  and  Chief  Operating
     Officer of the U.S. Department of Energy from 1993 to 1995; Director of USEC Inc., world'sleading supplier of enriched uranium fuel for commercial nuclear power plants since July 1998; and Director of Edge Petroleum Corporation, an oil and gas exploration, development, and production company, since May 1998.

Pasquale V. Scaturro, 46                             None
     Vice President and Chief Geophysicist of
     Destiny Energy, since 1997; Co-Founder
     of Tricon Geophysics, Inc., a full service geophysical data processing company in
     1995; President of Seismic Specialists,
     Inc. and US Seismic, companies involved in the acquisition, management, and marketing on non-exclusive seismic surveys from
     1986 to 1995.

     The Company's Board of Directors recommends that you vote FOR the nominees named above for election to the Board of Directors.

APPROVAL OF 1999 STOCK OPTION PLAN

     On December 14, 1999, the Company's Board of Directors approved and adopted, subject to shareholder approval, the Company's 1999 Stock Option Plan, a copy of which is attached hereto as Exhibit A (the "1999 Stock Option Plan"). Shareholders will be asked to approve the 1999 Stock Option Plan at the annual meeting to be held May 11, 2000. The following paragraphs summarize certain provisions of the 1999 Stock Option Plan and are qualified in their entirety by reference thereto.

     The  1999  Stock   Option  Plan   provides  for  the  granting  of  options
(collectively, the "1999 Options") to purchase shares of the Company's Common Stock to certain key employees of the Company and/or its affiliates, and certain individuals who are not employees of the Company or its affiliates but who from time to time provide substantial advice or other assistance or services to the Company and/or its affiliates. The 1999 Stock Option Plan authorizes the granting of options to acquire up to 300,000 shares of Common Stock, subject to certain adjustments described below, to be outstanding at any time. Subject to such limitations, there is no limit on the absolute number of awards that may be granted during the life of the 1999 Stock Option Plan. At the present time, there are approximately 15 employees of the Company, including officers and directors of the Company, who, in management's opinion, would be considered eligible to receive grants under the 1999 Stock Option Plan, although fewer employees may actually receive grants. At March 15, 2000, no options were outstanding under the Plan.

     Authority to administer the 1999 Stock Option Plan has been delegated to a committee (the "Committee") of the Board of Directors. Except as expressly provided by the 1999 Stock Option Plan, the Committee has the authority, in its discretion, to award 1999 Options and to determine the terms and conditions (which need not be identical) of such 1999 Options, including the persons to whom, and the time or times at which, 1999 Options will be awarded, the number of 1999 Options to be awarded to each such person, the exercise price of any such 1999 Options, and the form, terms and provisions of any agreement pursuant to which such 1999 Options will be awarded. The 1999 Stock Option Plan also provides that the Committee may be authorized by the Board of Directors to make cash awards as specified by the Board of Directors to the holder of a 1999 Option in connection with the exercise thereof. Subject to the limitation set forth below, the exercise price of the shares of stock covered by each 1999 Option will be determined by the Committee on the date of the award.

     Unless a Holder's option agreement provides otherwise, the following provisions will apply to exercises by the Holder of his or her option: No options may be exercised during the first twelve months following grant. During the second year following the date of grant, options covering up to one-third of the shares covered thereby may be exercised, and during the third year options covering up to two-thirds of such shares may be exercised. Thereafter, and until the options expire, the optionee may exercise options covering all of the shares. Persons over sixty-five on the date of grant may exercise options covering up to one-half of the shares during the first year and thereafter may exercise all optioned shares. Subject to the limitations just described, options may be exercised as to all or any part of the shares covered thereby on one or more occasions, but, as a general rule, options cannot be exercised as to less than one hundred shares at any one time.

     The exercise price of the shares of stock covered by each incentive stock option ("ISO"), within the meaning of Sec. 422 of the Internal Revenue Code of 1986, as amended (the "Code"), will not be less than the fair market value of stock on the date of award of such ISO, except that an ISO may not be awarded to any person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless the exercise price is at least one hundred ten percent (110%) of the fair market value of the stock at the time the ISO is awarded, and the ISO is not exercisable after the expiration of five years from the date it is awarded.

     The exercise price of the shares of Common Stock covered by each 1999 Option that is not an ISO ("NSO") will not be less than fifty percent (50%) of the fair market value of the stock on the date of award.

     Payment for Common Stock issued upon the exercise of a 1999 Option may be made in cash or, with the consent of the Committee, in whole shares of Common Stock owned by the holder of the 1999 Option for at least six months prior to the date of exercise or, with the consent of the Committee, partly in cash and partly in such shares of Common Stock. If payment is made, in whole or in part, with previously owned shares of Common Stock, the Committee may issue to such holder a new 1999 Option for a number of shares equal to the number of shares delivered by such holder to pay the exercise price of the previous 1999 Option having an exercise price equal to not less than one hundred percent (100%) of the fair market value of the Common Stock on the date of such exercise. A 1999 Option so issued will not be exercisable until the later of the date specified in an individual option agreement or six months after the date of grant.

     In addition, the 1999 Stock Option Plan provides two methods for the cashless exercise of options. Under the Sale Method, with the consent of the Committee, payment in full of the exercise price of the option may be made through the Company's receipt of a copy of instructions to a broker directing such broker to sell the stock for which the option is being exercised, to remit to the Company an amount equal to the aggregate exercise price of such option, with balance being remitted to the holder. Under the Net Method, with consent of the Committee, payment in full of the exercise price of the option may be made based on written instructions received from the holder, by Company's issuance to the holder of that number of shares of stock having a fair market value equal to only the "profit portion" of his, her, or its option (i.e. the excess of the then fair market value of the stock over the holder's exercise price).

     The duration of each 1999 Option will be for such period as the Committee determines at the time of award, but not for more than ten years from the date of the award in the case of an ISO, and in either case may be exercised in whole or in part at any time or only after a period of time or in installments, as determined by the Committee at the time of award, except that after the date of award, the Committee may accelerate the time or times at which a 1999 Option may be exercised.

     In the event of any change in the number of outstanding shares of Common Stock effected without receipt of consideration therefor by the Company, by reason of a stock dividend, or split, combination, exchange of shares or other recapitalization, merger, or otherwise, in which the Company is the surviving corporation, the aggregate number and class of reserved shares, the number and the class of shares subject to each outstanding 1999 Option, and the exercise price of each outstanding 1999 Option shall be automatically adjusted accurately and equitably to reflect the effect thereon of such change. Unless a holder's option agreement provides otherwise, a dissolution or liquidation of the Company, certain mergers or consolidations in which the Company is not the surviving corporation, or certain transactions in which another corporation becomes the owner of fifty percent (50%) or more of the total combined voting power of all classes of stock of the Company, shall cause such holder's 1999 Options then outstanding to terminate, but such holder shall have the right, immediately prior to such transaction, to exercise such 1999 Options without regard to the determination as to the periods and installments of exercisability made pursuant to such holder's option agreement if (and only if) such options have not at that time expired or been terminated.

     The 1999 Stock Option Plan will terminate on December 14, 2009, or on such earlier date as the Board of Directors may determine. Any stock options outstanding at the termination date will remain outstanding until they have been exercised, terminated, or have expired.

     The 1999 Stock Option Plan may be terminated, modified, or amended by the Board of Directors at any time without further shareholder approval, except that shareholder approval is required for any amendment that: (a) changes the number of shares of Common Stock subject to the 1999 Stock Option Plan, (b) changes the designation of the class of employees eligible to receive 1999 Options, (c) decreases the price at which ISOs may be granted, (d) removes the administration of the 1999 Stock Option Plan from the Committee, or (e) without the consent of the affected holder, causes the ISOs granted under the 1999 Stock Option Plan and outstanding at such time that satisfied the requirements of Sec. 422 of the Code to no longer satisfy such requirements.

     The Company's Board of Directors recommends that you vote FOR approval of the Company's 1999 Stock Option Plan.



RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has appointed Grant Thornton LLP to serve as auditors of the Company. The Company's Board of Directors recommends that you vote FOR ratification of the selection of Grant Thornton LLP as the Company's auditors for the fiscal year ending December 31, 2000.





CONSENT TO NEW SERIES OF SENIOR CONVERTIBLE PREFERRED STOCK

     The Debenture Purchase Agreement grants WEDGE a right of conversion with respect to the Debenture. As more specifically described in both the Debenture Purchase Agreement and the Debenture Agreement, the unpaid principal amount of the Debenture or any portion thereof may, at the election of WEDGE, be converted into (a) shares of Common Stock at an initial conversion price per share of Common Stock of $1.15 or (b)(i) a new preferred stock designated as 8-1/2% Senior Convertible Preferred Stock (the "Senior Preferred Stock"), at an initial conversion price per share of such Senior Preferred Stock of $1.15, but only if 66-2/3% of the holders of TGC's 8% Series C Convertible Exchangeable Preferred Stock, par value $1.00 per share (the "Series C Preferred Stock"), consent to such conversion (the "Consent") in accordance with the terms of the statement of the designations, rights and preferences for the Series C Preferred Stock or
(ii) shares of 8% Series D Convertible Preferred Stock (the "Series D Preferred Stock") with terms which are pari passu with TGC's Series C Preferred Stock, or any outstanding series of preferred stock of TGC with rights and terms superior thereto, at an initial conversion price per share of Series D Preferred Stock of $1.15, if the necessary Consent is not obtained. The initial conversion price is subject to adjustment from time to time in accordance with the terms of the Debenture Agreement. Under the terms of the Debenture Purchase Agreement, TGC has agreed to use its best efforts to obtain the Consent thereby granting TGC the right to create the Senior Preferred Stock.

     If the Consent is obtained, then TGC will cause to be filed those designations, rights and preferences in the form substantially similar to Exhibit B attached hereto(the "Terms of the Senior Preferred Stock") and WEDGE will automatically convert the Debenture into Senior Preferred Stock, which action will convert $2,500,000 of debt into equity and materially improve the capital position of the Company. The Terms of the Senior Preferred Stock provide that such preferred stock will be senior in rights to dividends and on liquidation to all classes and series of Stock of TGC, including the Series C Preferred Stock. Further, holders of the Senior Preferred Stock will be entitled to receive cumulative cash dividends at a rate of 8-1/2% per year before any dividend or distribution in cash or other property (other than dividends payable in stock ranking junior to the Senior Preferred Stock as to dividends and upon liquidation, dissolution or winding-up) on any class or series of stock of TGC ranking junior to the Senior Preferred Stock as to dividends or on liquidation, dissolution or winding-up is declared or paid or set apart for payment. Dividends on the Senior Preferred Stock are payable when and as declared by the Board of Directors of TGC on December 1 and June 1 of each year, beginning June 1, 2000. Notwithstanding the foregoing, dividends in arrears may be declared and paid at any time. Accrued dividends will not bear interest. Dividends are payable in cash; provided, however, that for each dividend declared and payable through December 1, 2000, such dividend payment shall be by payment in kind by issuance of additional shares of Senior Preferred Stock (the "Senior Preferred Stock PIK Dividend"). Holders of Senior Preferred Stock have the option with respect to each dividend payment due and payable after December 1, 2000 to elect whether such dividend shall be by cash or Senior Preferred Stock PIK Dividend. Notwithstanding the foregoing, TGC will only pay the Senior Preferred Stock PIK Dividend if its EBITDA for the six months ended with the previous quarter is less than 125% of TGC's obligation for such dividend payment and for all other dividends and interest due and payable on all other outstanding securities of TGC as of such time. Holders of Senior Preferred Stock will be entitled to one vote per share of Senior Preferred Stock held by them. The Senior Preferred Stock will vote with the Common Stock upon all matters other than those which, by law, the holders of shares of Senior Preferred Stock have the right to vote as a separate class.

     If the Consent is not obtained, then WEDGE has the right to elect to convert the Debenture into Series D Preferred Stock. If WEDGE makes such an election, then TGC will, immediately prior to such election by WEDGE, cause to be filed designations, rights and preferences for the Series D Preferred Stock as set forth in the Debenture Purchase Agreement (the "Terms of the Series D Preferred Stock"). The Terms of the Series D Preferred Stock provide that such preferred stock will have dividend rights and rights on liquidation which are pari passu with the rights of any outstanding shares of Series C Preferred Stock. Holders of the Series D Preferred Stock will be entitled to receive cumulative cash dividends at a rate of 8% per year before any dividend or distribution in cash or other property (other than dividends payable in stock ranking junior to the Series D Preferred Stock as to dividends and upon liquidation, dissolution or winding-up) on any class or series of stock of TGC ranking junior to the Series D Preferred Stock as to dividends or on liquidation, dissolution or winding-up is declared or paid or set apart for payment. Dividends on the Series D Preferred Stock are payable when and as declared by the Board of Directors of TGC on December 1 and June 1 of each year, beginning June 1, 2000. Notwithstanding the foregoing, dividends in arrears may be declared and paid at any time. Accrued dividends will not bear interest. Dividends are payable in cash; provided, however, that for each dividend declared and payable through December 1, 2000, such dividend payment shall be by payment in kind by issuance of additional shares of Series D Preferred Stock (the "Series D Preferred Stock PIK Dividend"). Holders of Series D Preferred Stock have the option with respect to each interest payment due and payable after December 1, 2000 to elect whether such dividend shall be by cash or Series D Preferred Stock PIK Dividend. Notwithstanding the foregoing, TGC will only pay the Series D Preferred Stock PIK Dividend if its EBITDA for the six months ended with the previous quarter is less than 125% of TGC's obligation for such dividend payment and for all other dividends and interest due and payable on all other outstanding securities of TGC as of such time. Holders of Series D Preferred Stock will be entitled to one vote per share of Series D Preferred Stock held by them. The Series D Preferred Stock will vote with the Common Stock upon all matters other than those which, by law, the holders of shares of Series D Preferred Stock have the right to vote as a separate class.

     Each share of both the Senior Preferred Stock and the Series D Preferred Stock issued to WEDGE upon conversion of the Debenture shall be initially convertible into one share of Common Stock, subject to adjustment as more fully described in the Debenture Agreement. WEDGE has the right to convert such preferred stock into Common Stock at any time. Notwithstanding the foregoing, TGC may, at any time after December 1, 2001, redeem any or all shares of Senior Preferred Stock or Series D Preferred Stock outstanding at an initial redemption price of $1.75 per share, subject to adjustment. Certain additional terms of the WEDGE financing are set forth below under the heading "Certain Terms of the WEDGE Financing."

     The Company's Board of Directors recommends that you vote FOR the consent to the Senior Convertible Preferred Stock. As stated above, if the consent is obtained, WEDGE will automatically convert the Debenture into Senior Preferred Stock, which action will convert $2,500,000 of debt into equity and materially improve the capital position of the Company.







                          SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT



     The following tabulation sets forth the names of those persons who are known to Management to be the beneficial owner(s) as of March 15, 2000, of more than five percent (5%) of the Company's Common Stock or Preferred Stock. Such tabulation also sets forth the number of shares of the Company's Common Stock or Preferred Stock beneficially owned as of March 15, 2000, by all of the Company's directors and executive officers (naming them), and all directors and officers of the Company as a group (without naming them). Persons having direct beneficial ownership of the Company's Common Stock or Preferred Stock possess the sole voting and dispositive power in regard to such stock. The $5.00 per share Preferred Stock is freely convertible into shares of Common Stock at the conversion price per share of Common Stock of $2.00 if converted prior to the close of business on December 31, 2001, at the conversion price per share of Common Stock of $3.75 if converted after December 31, 2001, but prior to close of business on December 31, 2002, and at the conversion price per share of Common Stock at $6.00 thereafter. Ownership of Preferred Stock is deemed to be beneficial ownership of Common Stock at the conversion price per share of $2.00 under Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934. As of March 15, 2000, there were 2,267,124 shares of Common Stock and 1,110,250 shares of Preferred Stock outstanding.


     The following tabulation also includes Common Stock covered by (i) options granted under the Company's 1986 and 1993 Stock Option Plans, which options are collectively referred to as "Stock Options," and (ii) stock purchase warrants, which warrants are collectively referred to as "Stock Purchase Warrants." The Stock Options and Stock Purchase Warrants have no voting or dividend rights.



Name & Address         Title of Class    Amount & Nature     Approximate
of Beneficial Owner                       of Beneficial        % of


                                            Ownership         Class(1)

Allen T. McInnes           Common          749,974 (2)(3)        27.97%
Tetra Technologies         Preferred        63,162                5.68%
25025 Interstate 45 North
The Woodlands, TX 77380

Wayne A. Whitener          Common          106,150 (2) (3)        4.49%
TGC Industries, Inc.       Preferred         3,000                    *
1304 Summit Ave., Ste 2
Plano, Texas 75074

Herbert M. Gardner         Common          545,343 (2)(3)(4)     20.75%
26 Broadway, Suite 829     Preferred        49,500       (4)      4.46%
New York, New York 10004

William J. Barrett         Common          730,869 (2)(3)(5)     26.94%
26 Broadway, Suite 829     Preferred        82,500       (5)      7.43%
New York, New York 10004

Edward L. Flynn            Common          819,636 (2) (3)       29.06%
75-11 Myrtle Avenue        Preferred       141,331               12.73%
Glendale, New York 11385

David P. Williams           Common          12,889    (3)             *
TGC Industries, Inc.
1304 Summit Ave, Suite 2
Plano, TX 75074

Kenneth W. Uselton          Common          12,892    (3)             *
TGC Industries, Inc.
1304 Summit, Ste 2
Plano, Texas 75074

Gerlach & Co.               Common         200,000    (2)         8.11%
111 Wall Street, 8th Fl.    Preferred       80,000                7.21%
New York, NY


Special Situations Cayman   Common Stock   125,000    (2)         5.23%
Fund L.P.                   Preferred       50,000                4.50%

Special Situation Fund      Common         375,000    (2)        14.19%
III, L.P.                   Preferred      150,000               13.51%

WEDGE Energy Services,      Common       2,173,913    (6)        48.95%
L.L.C.

All directors and           Common       2,977,753               71.61%
officers as a group                           (2)(3)(4)(5)
of seven (7) persons)       Preferred      339,493               30.58%

* Less than 1%


     (1) The percentage calculations have been made in accordance with Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934. In making these calculations, shares of Common Stock beneficially owned by a person as a result of the ownership of Preferred Stock and certain options and warrants were deemed to be currently outstanding solely with respect to the holders of such Preferred Stock, options, and warrants.

     (2) Includes the number of shares of Common Stock which are deemed to be beneficially owned as a result of ownership of shares of Preferred Stock, which Preferred shares ($5.00 per share) are freely convertible into shares of Common Stock at the conversion price per share of Common Stock of $2.00 through December 31, 2001.

     (3) Includes the number of shares of Common Stock set forth opposite the person's name in the following table, which shares are beneficially owned as a result of the ownership of Stock Options and Stock Purchase Warrants.


                                        Stock Options            Warrants

William J. Barrett                           -0-                  239,784*
Edward L. Flynn                              -0-                  201,000
Herbert M. Gardner                           -0-                  237,284
Allen T. McInnes                             -0-                  256,225
Kenneth W. Uselton                          7,667                   -0-
David P. Williams                          12,889                   -0-
Wayne A. Whitener                          38,333                  50,000
                                           ------                 -------
All directors and officers as a group      58,889                 984,293
     (7 persons)

     ----------------------- *Includes 2,500 Warrants owned by Mr. Barrett's wife. Mr. Barrett disclaims beneficial ownership of such Warrants.

     (4) Includes 29,050 shares of Common Stock owned by Herbert M. Gardner's wife and also includes 5,000 of Common Stock shares purchasable upon the conversion of 2,000 shares of Preferred Stock owned by Mr. Gardner's wife. Mr. Gardner has disclaimed beneficial ownership of these shares.

     (5) Includes 23,925 shares of Common Stock owned by William J. Barrett's wife and also includes 25,000 shares of Common Stock purchasable upon the conversion of 10,000 shares of Preferred Stock owned by Mr. Barrett's wife. Mr. Barrett has disclaimed beneficial ownership of these shares.

     (6) Includes the number of shares of Common Stock which are deemed to be beneficially owned as a result of ownership of a $2,500,000 8 1/2% Convertible Subordinated Debenture, which may be converted into either a preferred stock or Common Stock at a price of $1.15 per share. If converted into a preferred stock, each share of such preferred stock is convertible into one share of Common Stock.


     Depositories  such as The  Depository  Trust Company (Cede & Company) as of
March 15, 2000 held, in the aggregate, more than five percent (5%) of the Company's then outstanding Common Stock voting shares. The Company understands that such depositories hold such shares for the benefit of various participating brokers, banks, and other institutions which are entitled to vote such shares according to the instructions of the beneficial owners thereof. The Company has no reason to believe that any of such beneficial owners hold more than five percent (5%) of the Company's outstanding voting securities.




             COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors has an Executive Committee comprised of Messrs. McInnes, Barrett and Gardner, an Audit Committee comprised of Messrs. McInnes, Barrett and Gardner, and a Stock Option Committee comprised of Messrs. McInnes, Barrett and Gardner.

     The Executive Committee is charged by the Company's bylaws with the responsibility of exercising such authority of the Board of Directors as is specifically delegated to it by the Board, subject to certain limitations contained in the bylaws.

     The Audit Committee which was formed in December, 1997, conducted one meeting in 1999. The purpose and functions of the Audit Committee are to recommend the appointment of independent auditors; review the scope of the audit proposed by the independent auditors; review year-end financial statements prior to issuance; consult with the independent auditors on matters relating to internal financial controls and procedures; and make appropriate reports and recommendations to the Board of Directors. Prior to formation of the Audit Committee, these duties were performed by the Executive Committee.

     The Stock Option Committee met once during the year. The Committee is responsible for awarding Stock Options to key employees or individuals who provide substantial advice or other assistance to the Company so that they will apply their best efforts for the benefit of the Company.

     The Board of Directors does not have nominating or compensation committees.

     During the fiscal year ended December 31, 1999, the Board of Directors held seven (7) special meetings in addition to its regular meeting. All of the Directors listed herein attended 75% or more of the total meetings of the Board and of the committees on which they serve.




                            EXECUTIVE COMPENSATION

     The table below sets forth on an accrual basis all cash and cash equivalent remuneration paid by the Company during the year ended December 31, 1999, to the Chief Executive Officer and any other executives whose salary and bonus exceeded $100,000.

                          Summary Compensation Table

                              Annual Compensation

Name and Principal                                         Options/  All Other
Position                  Year  Salary   Bonus     Stock   SAR's  Compensation

Wayne A. Whitener       1999 $ 94,875 $25,000     -0-    -0-   $ 7,419  (1)
President               1998 $ 98,524 $55,000     -0-    -0-   $ 9,363  (2)
& CEO                   1997 $ 94,527 $20,000     -0-    -0-   $ 8,209  (3)

R.J. Campbell           1999    -0-     -0-       -0-    -0-      -0-
Vice-Chairman           1998 $130,014 $30,000     -0-    -0-   $10,664  (4)
                        1997 $ 97,083 $10,000     -0-    -0-   $10,513  (5)


     (1) Represents personal use of Company vehicle ($5,216), Company's payment for personal income tax preparation ($125), Company's contribution to 401-K program ($1,898), and life insurance premiums ($180) in 1999.

     (2) Represents personal use of Company vehicle ($4,225), Company's payment for personal income tax preparation ($110), Company's contribution to 401-K program ($4,680), and life insurance premiums ($348) in 1998.

     (3) Represents personal use of Company vehicle ($3,242), Company's payment for personal income tax preparation ($113), Company's contribution to 401-K program ($4,506), and life insurance premiums ($348) in 1997.

     (4) Mr. Campbell resigned as Vice-Chairman of the Board and CEO of the Company on December 31, 1998. Represents personal use of Company vehicle ($3,669), Company's payment for personal income tax preparation ($950), Company's contribution to 401-K program

            ($4,848), and life insurance premiums ($1,197) in 1998.

     (5) Represents personal use of Company vehicle ($3,748), Company's payment for personal income tax preparation ($900), Company's contribution to 401-K program ($4,668), and life insurance premiums ($1,197) in 1997.

     The Company maintains Club memberships for certain of its executive officers. Although these memberships may be utilized from time-to-time for non-business purposes, the costs attributable to non-business purposes were not material. The Company believes that the aggregate amounts of such personal benefits do not exceed 10% of cash compensation paid to any individual in the table or, with respect to the group of all executive officers, 10% of the aggregate cash compensation paid to the members of such group.



                               401(k) Plan


     In 1987, the Company implemented a 401(k) salary deferral plan (the "Plan") which covers all employees who have reached the age of 20-1/2 years and have been employed by the Company for at least one year. The covered employees may elect to have an amount deducted from their wages for investment in a retirement plan. The Company has the option, at its discretion, to make contributions to the Plan. Effective January 1, 1990, the Company determined in its discretion to make a matching contribution to the Plan equal to 10% of the employees' contributions up to 6% of those employees' compensation. On July 24, 1991, to be effective August 5, 1991, the Board of Directors increased the Company's matching contribution to the Plan to fifty cents ($.50) for every one dollar ($1.00) of compensation a participant defers under the Plan up to 6% of those employees' compensation. Beginning January 4, 1993, the Board of Directors discontinued the matching contribution to the Plan. Concurrently with the acquisition of the Company's former subsidiary, Chase Packaging Corporation, the Board of Directors reinstated contributions to the 401(k) salary deferral plan. The Company made a matching contribution to the Plan equal to the sum of 75% of each Participant's Salary reduction contributions to the Plan for such Plan year which are not in excess of 3% of the Participant's compensation for such Plan year, and 50% of each Participant's salary reduction contributions to the Plan for such Plan Year which are in excess of 3% of the Participant's compensation but not in excess of 8% of the Participant's compensation for such Plan Year. As of January 1, 1999, the Company determined to make a contribution to the Plan equal to 100% of each participant's salary reduction contributions to the Plan up to 2% of the participant's compensation. The total amount of the Company's contribution during 1999 for the one (1) executive officer of the Company participating in the 401(k) Plan was as follows: Wayne A. Whitener - $1,898.


                       Options Granted in Last Fiscal Year


     During the year ended December 31, 1999, Mr. Whitener, the Company's President and COO, was granted options to purchase 21,100 shares of Common Stock at an exercise price of $0.75 per share, expiring October 21, 2004. There were no stock appreciation rights granted in the last fiscal year to any of the executive officers of the Company.







               Aggregate Options/SAR Exercises in Last Fiscal Year
                    and Fiscal Year-End Options/SAR Values


     The following table sets forth certain information regarding the year-end value of Options held by the Company's executive officers during the fiscal year ended December 31, 1999. There are no stock appreciation rights outstanding.


                          Aggregated Options Exercised
                            and FY-End Options Values

                                                                Value of
                                           Number of            Unexercised
                                           Unexercised          In-the-Money
                                           Options at           Options at
                                           FY-End (#)           FY-End (2)

Name and         Shares
Principal      Acquired on     Value       Exercisable/         Exercisable/
Position       Exercise (1)  Realized($)   Unexercisable        Unexercisable


Wayne A. Whitener   -0-          -0-          38,333/            $  -0-/
President & CEO                               59,433             $ 5,275


     (1) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, subject to certain conditions.

     (2)     The value of outstanding  options is based on the December  31,1999 closing stock price which was $1.00.


                         TRANSACTIONS WITH MANAGEMENT


     During 1999, the Company issued subordinated promissory notes payable in an aggregate principal amount of $312,500 to certain officers and directors for debt financing provided to the Company and, in connection therewith, issued stock purchase warrants to such persons. The warrants cover 850,000 shares of Common Stock, are exercisable at $.30 per share, and expire on July 31, 2009. The subordinated promissory notes, which bore interest at 8% per annum, were paid in full during December 1999. The notes and warrants were issued as follows: Allen T. McInnes - $75,000 note and warrant for 200,000 shares; Wayne
A. Whitener - $12,500 note and warrant for 50,000 shares; William J. Barrett - $75,000 note and warrant for 200,000 shares; Herbert M. Gardner - $75,000 note and warrant for 200,000 shares; and Edward L. Flynn - $75,000 note and warrant for 200,000 shares.


                             STOCK OPTION PLANS

              1986 Incentive and Nonqualified Stock Option Plan

     In 1986 the Company adopted the 1986 Incentive and Non-Qualifying Stock Option Plan (the "1986 Plan"). The term of the 1986 Plan was for a period of ten years with the result that the 1986 Plan terminated on July 24, 1996.

     The provisions which were contained in the 1986 Plan were comparable to the provisions contained in the 1993 Plan (hereafter described) which succeeded the 1986 Plan.

     Options granted under the 1986 Plan cover 6,333 shares (adjusted for one-for-three reverse stock split) which are currently outstanding. Stock options outstanding as of the date of termination of the 1986 Plan remain outstanding until they are exercised, terminated, or expire.

                            1993 Stock Option Plan

     On June 3, 1993, the Company's Board of Directors approved and adopted the Company's 1993 Stock Option Plan (the "1993 Plan"). At the 1994 Annual Meeting, the Company's shareholders approved the 1993 Stock Option Plan. The following paragraphs summarize certain provisions of the 1993 Stock Option Plan and are qualified in their entirety by reference thereto.

     The 1993 Plan provides for the granting of options (collectively, the "Options") to purchase shares of the Company's Common Stock to certain key employees of the Company (and/or any of its affiliates), and certain individuals who are not employees of the Company but who from time-to-time provide substantial advice or other assistance or services to the Company (and/or any of its affiliates). The 1993 Stock Option Plan authorizes the granting of options (both statutory and non-statutory) to acquire up to 283,333 shares of Common Stock (adjusted for the one-for-three reverse stock split effective November 6, 1998), subject to certain adjustments described below, to be outstanding at any time. Subject to the foregoing, there is no limit on the absolute number of awards that may be granted during the life of the 1993 Stock Option Plan. Currently, there are approximately 108 employees of the Company, including four officers of the Company (two of whom are also directors), who, in management's opinion, are considered eligible to receive grants under the 1993 Plan, although fewer employees may actually receive grants.

     Authority to administer the 1993 Plan has been delegated to a committee (the "Committee") of the Board of Directors. Except as expressly provided by the 1993 Stock Option Plan, the Committee has the authority, in its discretion, to award Options and to determine the terms and conditions (which need not be identical) of such Options, including the person to whom, and the time or times at which, Options will be awarded, the number of Options to be awarded to each such person, the exercise price of any such Options, and the form, terms, and provisions of any agreement pursuant to which such Options are awarded. The 1993 Plan also provides that the Committee may be authorized by the Board of Directors to make cash awards as specified by the Board of Directors to the holder of an Option in connection with the exercise thereof.

     Subject to the limitations set forth below, the exercise price of the shares of stock covered by each 1993 Option will be determined by the Committee on the date of award.

     Unless a holder's option agreement provides otherwise, the following provisions will apply to exercise by the holder of his or her option: No option may be exercised during the first twelve months following grant. During the second year following the date of grant, options covering up to one-third of the shares covered thereby may be exercised, and during the third year following the date of grant, options covering up to two-thirds of such shares may be exercised. Thereafter, and until the options expire, the optionee may exercise options covering all of the shares. Persons over sixty-five on the date of grant may exercise options covering up to one-half of the shares during the first year and thereafter may exercise all optioned shares. Subject to the limitations just described, options may be exercised as to all or any part of the shares covered thereby on one or more occasions, but, as a general rule, options cannot be exercised as to less than one-hundred shares at any one time.

     The exercise price of the shares of stock covered by each incentive stock option ("ISO"), within the meaning of Sec. 422 of the Internal Revenue Code of 1986, as amended (the "Code"), will not be less than the fair market value of stock on the date of award of such ISO except that an ISO may not be awarded to any person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless the exercise price is at least one hundred ten percent (110%) of the fair market value of the stock at the time the ISO is awarded and the ISO is not exercisable after the expiration of five years from the date it is awarded. The exercise price of the shares of Common Stock covered by each Option that is not an ISO will not be less than fifty percent (50%) of the fair market value of the stock on the date of award.

     Payment for Common Stock issued upon the exercise of an Option may be made in cash or with the consent of the Committee, in whole shares of Common Stock owned by the holder of the Option for at least six months prior to the date of exercise or, with the consent of the Committee, partly in cash and partly in such shares of Common Stock. If payment is made, in whole or in part, with previously-owned shares of Common Stock, the Committee may issue to such holder a new Option for a number of shares equal to the number of shares delivered by such holder to pay the exercise price of the previous Option having an exercise price equal to at least one-hundred percent (100%) of the fair market value per share of the Common Stock on the date of the exercise of the previous Option.

     The duration of each Option will be for such period as the Committee determines at the time of award, but not for more than ten years from the date of award in the case of an ISO.

     In the event of any change in the number of shares of Common Stock effected without receipt of consideration therefor by the Company by reason of a stock dividend, or split, combination, exchange of shares or other recapitalization, merger, or otherwise, in which the Company is the surviving Corporation, the aggregate number and class of reserved shares, the number and class of shares subject to each outstanding Option, and the exercise price of each outstanding Option will be automatically adjusted to reflect the effect thereon of such change. Unless a holder's option agreement provides otherwise, a dissolution or liquidation of the Company, certain sales of all or substantially all of the assets of the Company, certain mergers or consolidations in which the Company is not the surviving corporation, or certain transactions in which another corporation becomes the owner of fifty percent (50%) or more of the total combined voting power of all classes of stock of the Company, will cause such holder's Options then outstanding to terminate, but such holder may, immediately prior to such transaction, exercise such options without regard to the period and installments of exerciseability applicable pursuant to such holder's option agreement.

     The 1993 Plan will terminate on June 3, 2003, or such earlier date as the Board of Directors may determine. Any stock option outstanding at the termination date will remain outstanding until it has been exercised, terminated, or has expired.

     The 1993 Plan may be terminated, modified, or amended by the Board of Directors at any time without further shareholder approval, except that shareholder approval is required for any amendment which: (a) changes the number of shares of Common Stock subject to the 1993 Stock Option Plan other than by adjustment provisions provided therein, (b) changes the designation of the class of employees eligible to receive Options, (c) decreases the price at which ISO's may be granted, (d) removes the administration of the 1993 Stock Option Plan from the Committee, or (e) without the consent of the affected holder, causes the ISO's granted under the 1993 Stock Option Plan and outstanding at such time that satisfied the requirements of Sec. 422 of the Code no longer to satisfy such requirements.

     Granted stock options under the 1993 Stock Option Plan covering 170,155 shares (adjusted for one-for-three reverse split) were outstanding at December 31, 1999. 117,100 incentive stock options are outstanding to officers and employees of the Company, and 53,055 non-statutory stock options are outstanding to officers and employees of the Company's former subsidiary, Chase Packaging Corporation. During 1999, 37,100 stock options were granted under the Company's 1993 Stock Option Plan to officers and employees of the Company. Effective July 31, 1996, the Company's wholly owned subsidiary, Chase Packaging Corporation ("Chase"), was spun-off to the Company's shareholders. In view of this situation, and in order to provide the employees of both Chase and the Company with the maximum period available under the tax laws for exercising their options after a termination of employment, the 1993 Plan was amended to extend from thirty days to three months, the period of time following termination of employment, during which the terminating employee can exercise his or her incentive stock option. The 53,055 options not so exercised were converted to non-statutory options.

     The purpose of the 1993 Plan is to provide an incentive for key employees of the Company to remain in the service of the Company and to apply their best efforts for the benefit of the Company so as to improve the Company's financial performance.

                            1999 Stock Option Plan

     The 1999 Stock Option Plan, which was approved and adopted by the Company's Board of Directors on December 14, 1999, subject to shareholder approval, is summarized under "Action to be Taken and Vote Required - Approval of 1999 Stock Option Plan" above.

                    CERTAIN TERMS OF THE WEDGE FINANCING

     Under the terms of the Debenture and the Debenture Agreement, TGC promises to pay to WEDGE the principal amount of $2,500,000 and interest on the principal amount at the rate of 8-1/2% per year from December 10, 1999 until December 1, 2009, the date of maturity of the Debenture. Such principal amount is payable in cash at maturity. Such interest is payable in cash semi-annually; provided, however, that each interest payment due and payable through January 1, 2001, shall be paid in kind by the issuance of additional debentures, like the Debenture, with a principal amount equal to the amount of the cash interest payment which otherwise would have been paid ("PIK Interest"). WEDGE has the option with respect to each interest payment due and payable after January 1, 2001, to elect whether such interest payment shall be by cash or PIK Interest. Notwithstanding the foregoing, TGC will only pay PIK Interest if its earnings before deduction of interest, taxes, depreciation and amortization ("EBITDA") for the six months ended the previous quarter are less than 125% of TGC's obligation for such interest payment and for all other dividends and interest due and payable on all other outstanding securities of TGC as of such time. Interest payments on the Debenture take priority over any preferred stock dividends payable by TGC. The indebtedness evidenced by the Debenture will be subordinate in right of payment to all Superior Indebtedness (as defined in the Debenture Agreement) to the extent and in the manner provided for in the Debenture Agreement.

     In accordance with the terms of the Debenture Purchase Agreement and the Debenture Agreement, so long as (a) the Debenture remains outstanding or (b) WEDGE owns shares of preferred stock representing at least 10% of the shares of capital stock of TGC on a fully diluted basis, TGC will not (i) pay any cash dividends or any interest accrual on any equity or debt security, excluding any Superior Indebtedness (as defined in the Debenture Agreement), until TGC's EBITDA for the six months ended with the quarter for the last quarterly report are more than 125% of TGC's obligations for all dividends and interest due and payable on all outstanding securities of TGC as of such time or (ii) incur, or commit to incur, any capital expenditures of any kind in excess of $50,000 without the approval of TGC's Board of Directors, and TGC agrees that until it has expended the $2,500,000 in proceeds from the issuance of the Debenture, it will not make any capital expenditures in excess of $50,000 without the consent of WEDGE. So long as WEDGE or its nominee holds the Debenture, TGC will furnish to such holder certain financial and business information of TGC including quarterly statements, annual statements, audit reports, and certain filings with the Securities Exchange Commission.

     Pursuant to the Debenture Purchase Agreement and the Debenture Agreement, TGC may, at any time after December 1, 2001, prepay the Debenture, including any debentures issued as PIK Interest, in whole or in part, by payment of 152.174% of the outstanding principal amount of the Debenture, or portion thereof to be prepaid, and payment of the accrued interest thereon to the date of prepayment. In the event of a merger by TGC or a sale of all or substantially all of its assets, WEDGE may elect to have TGC prepay all of such Debenture by payment of 100% of the principal amount of the Debenture and payment of the accrued interest thereon to the date of prepayment.

     In connection with the issuance of the Debenture, WEDGE was granted a right to participate in any additional equity offerings which TGC may offer, up to the WEDGE Percentage (as defined in the Debenture Purchase Agreement). This right of participation expires upon the later to occur of the following: (a) the maturity of the Debenture, (b) the conversion of the Debenture into Common Stock, (c) the conversion of the Debenture into Senior Preferred Stock or Series D Preferred Stock (both as defined above) and the conversion of such preferred stock into Common Stock, or (d) December 10, 2009.

     Under the terms of the Debenture Purchase Agreement and the Debenture Agreement, upon the request of WEDGE covering at least 51% in the aggregate principal amount of the Debenture and/or 51% of the shares of Common Stock, Senior Preferred Stock and/or Series D Preferred Stock (the "Shares") issued upon conversion of the Debenture, TGC will use its best efforts to effect the registration under the Securities Act of 1933, as amended (the "1933 Act") of:
(a) the Shares which TGC has been requested to register and (b) all other outstanding Shares, or Shares issuable upon conversion of the Debenture, the holders of which have made written request to TGC for registration thereof within 30 days after the receipt of such written notice from TGC. Such registration shall be in effect for a period of 24 months; provided, however, that TGC will not be required to register or use its best efforts to effect any registration of this type of Shares under the 1933 Act more than once. Notwithstanding the foregoing, if TGC proposes to register any of its securities under the 1933 Act, TGC will notify WEDGE of such intention and upon request by WEDGE, TGC will use its best efforts to cause all such outstanding Shares, or Shares issuable upon conversion of the Debenture, requested for registration, to be so registered under the 1933 Act, such Shares subject to reduction in the event that the managing underwriter of a then proposed public offering of TGC's securities determines that such registration of such Shares would materially and adversely affect such public offering. All expenses relating to TGC's compliance with the registration rights of WEDGE, excluding certain expenses such as underwriting commissions and discounts, the fees of WEDGE's counsel, and any filing fees associated with the listing of shares of either Senior Preferred Stock or Series D Preferred Stock (but not Common Stock), will be paid by TGC. The Debenture Purchase Agreement and the Debenture Agreement also contain customary indemnification provisions with respect to the registration rights contained therein.


                            RECOMMENDATION AND VOTE


     It is the opinion of the Board of Directors that the (1) election of the seven (7) members of the Board of Directors, (2) approval of the Company's 1999 Stock Option Plan, (3) ratification of the selection of Grant Thornton LLP as independent auditors, and (4) consent, by the holders of the Company's outstanding shares of Preferred Stock voting as a class, to a new series of Senior Convertible Preferred Stock, are advisable and in the best interests of the Company. As a result, the Board of Directors recommends a vote FOR each of these items. The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock and Preferred Stock present, in person or by proxy, at the annual meeting, is required for the shareholders to approve the election of the seven (7) new members to the Board of Directors, to approve the 1999 Stock Option Plan, and to ratify the selection of Grant Thornton LLP as independent auditors. The affirmative vote of the holders of two-thirds (2/3) of the issued and outstanding shares of Preferred Stock entitled to vote thereon, voting as a class, is required to consent to the new series of Senior Convertible Preferred Stock.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Grant Thornton LLP to serve as auditors of the Company. It is expected that a representative of Grant Thornton LLP will be present at the shareholders' meeting with the opportunity to make a statement if he/she desires to do so and also will be available to respond to appropriate questions at the meeting.


                                 OTHER MATTERS

     The Company's management knows of no other matters that may properly be, or which are likely to be, brought before the meeting. However, if any other matters are properly brought before the meeting, the persons named in the enclosed proxy, or their substitutes, will vote in accordance with their best judgment on such matters.


                              SHAREHOLDER PROPOSALS

     A shareholder proposal intended to be presented at the Company's annual meeting of Shareholders in 2001 must be received by the Company at its principal executive offices in Plano, Texas on or before December 1, 2000 in order to be included in the Company's proxy statement and form of proxy relating to that meeting.

                              FINANCIAL STATEMENTS

     Financial statements of the Company are contained in the Annual Report to Shareholders for the fiscal year ended December 31, 1999 enclosed herewith. Such financial statements are incorporated herein by reference.


                                   By Order of the Board of Directors

                                    /s/ ALLEN T. MCINNES

                                   Allen T. McInnes
                                   Secretary

Plano, Texas
April 7, 2000


161421.1

                                   EXHIBIT A

                             1999 Stock Option Plan

                                      of

                              TGC Industries, Inc.

                           1999 Stock Option Plan
                                     of

                            TGC Industries, Inc.

     This TGC Industries, Inc. 1999 Stock Option Plan (the "Plan") provides for the granting of:

          (a) Incentive Stock Options (hereinafter defined) to certain key employees of TGC Industries, Inc., a Texas corporation ("Company"), and/or its Affiliates (hereinafter defined), and

     (b) Nonstatutory Stock Options (hereinafter defined) to certain key employees of Company, and/or its Affiliates, and to certain individuals who are not employees of Company or its Affiliates.

     The purpose of the Plan is to provide an incentive for key employees of Company and/or its Affiliates, and for individuals who are not employees of Company and/or its Affiliates but who from time to time provide substantial advice or other assistance or services to Company and/or its Affiliates, to remain in the service of Company and/or its Affiliates or continue to provide such assistance, to extend to them the opportunity to acquire a proprietary interest in Company so that they will apply their best efforts for the benefit of Company, and to aid Company in attracting able persons to enter the service of Company and/or its Affiliates or provide such assistance.

                                     Article I
                                    Definitions

     Sec. 1:1. Act. "Act" shall mean the Securities Exchange Act of 1934, as amended.

     Sec. 1:2. Affiliates. "Affiliates" shall mean: (a) any corporation, other than Company, in an unbroken chain of corporations ending with Company if each of the corporations, other than Company, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; and (b) any corporation, other than Company, in an unbroken chain of corporations beginning with Company if each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     Sec. 1:3. Agreement. "Agreement" shall mean the written agreement between Company and a Holder evidencing the Option granted by Company and the understanding of the parties with respect thereto.

     Sec. 1:4. Board of Directors. "Board of Directors" shall mean the board of directors of Company.

     Sec. 1:5. Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     Sec. 1:6.  Committee.  "Committee"  shall mean the committee  designated in
Article III hereof by the Board of Directors to administer this Plan.

     Sec. 1:7. Eligible Individuals. "Eligible Individuals" shall mean: (a) key employees, including officers and/or directors who are also employees of Company and/or of any of its Affiliates; and (b) individuals who are not employees of Company and/or of its Affiliates but who from time to time provide substantial advice or other assistance or services to Company and/or its Affiliates.

     Sec. 1:8. Fair Market Value. "Fair Market Value" shall mean, if the Stock is traded on one or more established markets or exchanges, the mean of the opening and closing prices of the Stock on the primary market or exchange on which the Stock is traded, and if the Stock is not so traded or the Stock does not trade on the relevant date, the value determined in good faith by the Board of Directors. For purposes of valuing Incentive Stock Options, the Fair Market Value of stock shall be determined without regard to any restriction other than one which, by its terms, will never lapse.

     Sec. 1:9. Holder. "Holder" shall mean an Eligible Individual to whom an Option has been granted.

     Sec. 1:10. Incentive Stock Options. "Incentive Stock Options" shall mean stock options that are intended to satisfy the requirements of Sec. 422 of the Code.

     Sec. 1:11. Nonstatutory Stock Options. "Nonstatutory Stock Options" shall mean stock options that are not intended to be, or are not denominated as, Incentive Stock Options.

     Sec. 1:12. Options. "Options" shall mean either Incentive Stock Options or Nonstatutory Stock Options, or both.

     Sec. 1:13. Stock. "Stock" shall mean Company's authorized $.30 par value Common Stock.

                                Article II

            Stock and Maximum Number of Shares Subject to the Plan

     Sec. 2:1. Description of Stock and Maximum Shares Allocated. The Stock which Options granted hereunder give a Holder the right to purchase may be unissued or reacquired shares of Stock, as the Board of Directors may, in its sole and absolute discretion, from time to time determine. Subject to the adjustments in Sec. 6.6 hereof, the aggregate number of shares of Stock to be issued pursuant to the exercise of all Options granted hereunder may equal, but may not exceed, 300,000 shares of Company's Stock.

     Sec. 2:2. Restoration of Shares. If an Option hereunder expires, terminates, or is not exercised for any reason during the term of this Plan, the shares of Stock which were subject to such Option shall be "restored" to the Plan by again being available for Options granted after the shares' restoration, effective as of the first day of the year following such expiration, termination, or non-exercise.

                                  Article III
                           Administration of the Plan

     Sec. 3:1. Stock Option Committee. This Plan will be administered by a Committee consisting of four members to be appointed by Company's Board of Directors. The members of the Stock Option Committee must be members of the Company's Board of Directors.

     Sec. 3:2. Duration, Removal, Etc. The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from the Committee or to add members thereto. Vacancies on the Committee, however caused, shall be filled by the Board of Directors.

     Sec. 3:3. Meetings and Actions of Committee. The Committee shall elect one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. All decisions and determinations of the Committee shall be made by the majority vote of all of its members present at a meeting; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions hereof and with the Bylaws of Company.

     Sec. 3:4. Committee's Powers. Subject to the express provisions hereof, the Committee shall have the authority, in its sole and absolute discretion to: (a) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (b) determine the terms and provisions of the respective Agreements (which need not be identical), including provisions defining or otherwise relating to: (i) subject to Article VI of the Plan, the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued upon exercise of Options is restricted, (iii) the effect of termination of employment upon the exercisability of the Options, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service);
(c) accelerate the time of  exercisability  of any Option that has been granted;
(d) construe the respective Option Agreements and the Plan; and (e) make all other determinations and perform all other acts necessary or advisable for administering the Plan, including the delegation of such ministerial acts and responsibilities as the Committee deems appropriate. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The determination of the Committee on the matters referred to in this Sec. 3.4 shall be final and conclusive.

                                  Article IV
                         Eligibility and Participation

     Sec. 4:1. Eligible Individuals. Options may be granted hereunder only to persons who are Eligible Individuals at the time of the grant thereof. Notwithstanding any provision contained herein to the contrary, a person may not receive an Incentive Stock Option hereunder unless he or she is an employee of Company and/or an Affiliate, nor shall a person be eligible to receive an Incentive Stock Option hereunder if he or she, at the time such Option is granted, would own (within the meaning of Secs. 422 and 424 of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of Company or an Affiliate, unless at the time such Incentive Stock Option is granted the exercise price per share is at least one hundred ten percent (110%) of the Fair Market Value of each share of stock to which the Incentive Stock Option relates and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date it is granted.

     Sec. 4:2. No Right to Option. The adoption of the Plan shall not be deemed to give any person a right to be granted an Option.


                                   Article V

               Grant of Options and Certain Terms of the Agreements

     Sec. 5:1. Determination of Eligible Individuals. Subject to the express provisions hereof, the Committee shall determine which Eligible Individuals shall be granted Options hereunder from time to time. In making grants, the Committee shall take into consideration the contribution the potential Holder has made or may make to the success of Company and/or its Affiliates along with such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares subject to each of such Options and shall authorize and cause Company to grant Options in accordance with such determinations.

     Sec. 5:2. Date of Grant. The date on which the Committee completes all action constituting an offer of an Option to an individual, including the specification of the number of shares of Stock to be subject to the Option, shall be the date on which the Option covered by an Agreement is granted, even though certain terms of the Agreement may not be determined at such time and even though the Agreement may not be executed until a later time. For purposes of the preceding sentence, an offer shall be deemed made if the Committee has completed all such action and has communicated the grant thereof to the potential Holder. In no event, however, may an Optionee gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Option and the actual execution of the Agreement by Company and the Optionee.

     Sec. 5:3. Stock Option Agreement. Each Option granted hereunder shall be evidenced by an Agreement, executed by Company and the Eligible Individual to whom the Option is granted, incorporating such terms as the Committee deems necessary or desirable. More than one Option may be granted hereunder to the same Eligible Individual and be outstanding concurrently hereunder. In the event an Eligible Individual is granted both one or more Incentive Stock Options and one or more Nonstatutory Stock Options, such grants shall be evidenced by separate Agreements, one for each of the Incentive Stock Option grants and one for each of the Nonstatutory Stock Option grants.

     Sec. 5:4. Forfeiture of Stock. Each Agreement may provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Option granted hereunder and/or such restrictions on the transferability of shares of Stock acquired pursuant to an Option granted hereunder as the Committee in its sole and absolute discretion deems proper or advisable. Such conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to Company and/or its Affiliates for a specified period of time. Such restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of Company.

     Sec. 5:5. Cash Awards. In addition, the Board of Directors may authorize the Committee to grant cash awards payable in connection with the exercise of an Option upon such terms and conditions as are specified by the Board of Directors; provided that no such cash award shall be effective unless it complies with any applicable requirements for exemption from liability pursuant to Rule 16b-3 promulgated under the Act.


                                  Article VI
                        Terms and Conditions of Options

     All Options granted hereunder shall comply with, be deemed to include, and shall be subject to, the following terms and conditions:

     Sec. 6:1. Number of Shares. Each Agreement shall state the number of shares of Stock to which it relates. Except to the extent an Agreement otherwise provides, the following limitations shall apply to the exercise of each Option:

     A. First Year. A Holder may not exercise any portion of his or her Option during the first twelve (12) month period following the date of grant of such Option.

          B. After First Year. A Holder may exercise up to (but not more than) one-third of the total shares of Stock subject to his or her Option at any time after the first twelve (12) month period following the day of grant of such Option.

          C. After Second Year. A Holder may exercise up to (but not more than) two-thirds of the total shares of Stock subject to his or her Option at any time after the first twenty-four (24) month period following the date of grant of such Option.

          D. After Third Year. A Holder may exercise all of the shares of Stock subject to his or her Option at any time after the first thirty-six (36) month period following the date of grant of such Option.

          E. Senior Status. Notwithstanding the limitations stated above, if a Holder is sixty-five (65) years of age or older at the time his or her Option is granted, such Holder may exercise up to (but not more than) one-half of the total shares of Stock subject to such Option at any time during the first twelve (12) month period following the date of grant of such Option and thereafter may exercise all of the shares of Stock subject to such Option.

          F. De Minimus Limitation. Subject to the limitations stated above, each Option may be exercised at one time or on several successive occasions; however, each Option may not be exercised in an amount less than one hundred (100) shares at any one time (unless such exercise is being made as to the entire portion of Stock which may be purchased pursuant to this Plan).

     Sec. 6:2. Exercise Price. Each Agreement shall state the exercise price per share of Stock. The exercise price per share of stock subject to an Incentive Stock Option shall not be less than the greater of: (a) the par value per share of the Stock; or (b) one hundred percent (100%) of the Fair Market Value per share of Company's Stock on the date of the grant of the Option. The exercise price per share of stock subject to a Nonstatutory Stock Option shall not be less than fifty percent (50%) of the Fair Market Value per share of the Stock on the date of the grant of the Option.

     Sec. 6:3. Medium and Time of Payment, Method of Exercise, and Withholding Taxes.

          A. Exercise of Option. Except as otherwise permitted below, the exercise price of stock covered by an Option shall be payable upon the exercise of the Option in cash, by certified or cashier's check. Exercise of an Option shall not be effective until Company has received written notice of exercise. Such notice must specify the number of whole shares to be purchased and be accompanied by payment in full of the aggregate exercise price of the number of shares purchased. Company shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option.

               1. Stock-for-Stock Exercise. With the consent of the Committee, the Holder may pay the exercise price with shares of Stock of Company which have been held by the Holder for at least six (6) months prior to the date of exercise, or with the consent of the Committee, by a combination of cash and such shares. Such Stock shall be duly endorsed for transfer to Company. Such Stock shall be deemed to have a fair market value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Option or portion thereof is being exercised.

               2. Cashless Exercise/Sale Method. With the consent of the Committee, payment in full of the exercise price of the Option may be made through the Company's receipt of a copy of instructions to a broker directing such broker to sell the Stock for which the Option is being exercised, to remit to the Company an amount equal to the aggregate exercise price of such Option, with the balance being remitted to Holder.

               3. Cashless Exercise/Net Method. With the consent of the Committee, payment in full of the exercise price of the Option may be made, based on written instructions received from the Holder, by Company's issuance to the Holder of that number of shares of Stock having a fair market value equal to only the "profit portion" of his, her, or its Option (i.e., the excess of the then fair market value of the Stock over the Holder's exercise price).

          B. New Options. In the event that a Holder pays the exercise price of his Option, in whole or in part, with previously owned shares of Stock, pursuant to the rules specified above, then, if and to the extent approved by the Committee, in addition to the shares of Stock purchased pursuant to the Option exercise, such Holder shall also receive a new Option, subject to the terms and conditions set forth below and in the Holder's individual Stock Option Agreement. Upon exercise of the Option with payment in the form of either shares of Stock or a combination of cash and shares of Stock, the Committee may, in its sole and absolute discretion, grant the Holder a new Option for shares of Stock equal to the number of shares that were delivered by the Holder to Company to pay, in whole or in part, the exercise price of the previous Option. The exercise price of the new Option shall be equal to at least 100% of the Fair Market Value per share of the Stock on the date of the exercise of the previous Option. Provided, however, the new Option cannot be exercised by the Holder until the later of: (1) the exercisability dates specified in the individual Option Agreement; or (2) six (6) months after the date of grant. As a further condition on the exercisability of the new Option, the shares of Stock received by the Holder upon exercise of his or her previous Option must be held by the Holder for at least six (6) months prior to any sale of such shares by the Holder. Any sale of such shares by a Holder prior to the expiration of the six (6) month holding period shall render the new Option non-exercisable. Nothing in this paragraph shall prevent the Committee from granting a Holder another new Option in the future when the previous new Option is exercised by the Holder with the payment of previously owned shares of Stock.

          C.     Withholding.

     1. General. The Committee may, in its discretion, require a Holder to pay to Company at the time of exercise of an Option (or portion thereof) the amount that Company deems necessary to satisfy its obligation to withhold Federal, state, or local income or other taxes incurred by reason of the exercise. Upon the exercise of an Option requiring tax withholding, a Holder may make a written request to have shares of stock withheld by Company from the shares otherwise to be received. The number of shares so withheld shall have an aggregate Fair
Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. The acceptance of any such request by a Holder shall be at the sole discretion of the Committee, including, if deemed necessary by the Committee, approval by the Securities and Exchange Commission and the satisfaction of any additional requirements necessary to obtain such approval.

               2. Additional Sec. 16b Requirements. Currently, with respect to Option holders subject to liability under Section 16b of the Act, such additional requirements include the following: (1) any previously owned shares of Stock used to satisfy the withholding obligation must have been held by the taxpayer for at least six (6) months, and any Option shares otherwise issuable hereunder to be withheld to satisfy such obligations may be so withheld only if both the exercise of the Option and the election to have shares withheld are made at least six
          (6) months after the date of grant; (2) the Option holder's election must be made: (a) at least six (6) months less one day prior to the date on which the option exercise becomes taxable, or (b) within a 10-day "window period" beginning on the third business day following the release of Company's annual or quarterly financial reports and ending on the twelfth day thereafter (but in no event later than the date the option exercise becomes taxable); (3) Company has been subject to the Act's reporting requirements for more than a year and has filed all reports and statements required to be filed pursuant to
          Section 13 of the Act; (4) Company regularly issues quarterly or annual summary statements of sales and earnings; (5) all members of the Committee administering the Plan with respect to Option holders subject to liability under Section 16b of the Act are "disinterested" in accordance with Rule 16b-3 promulgated under the Act; (6) the Committee will be empowered to consent to or disapprove an Option holder's withholding election; and (7) any withholding election will be required to be irrevocable.

     Sec. 6:4.     Terms, Time of Exercise, and Transferability of Options.

          A. Decrease in Term of Option. In addition to such other terms and conditions as may be included in a particular Agreement granting an Option, an Option shall be exercisable during a Holder's lifetime only by him or her or by his or her guardian or legal representative. An Option shall not be transferrable other than by will or the laws of descent and distribution. Each Option shall also be subject to the following terms and conditions (except to the extent a Holder's Agreement otherwise provides):

          1.    Termination of Employment or Directorship.

                a. Voluntary Termination. If a Holder ceases to be employed by at least one of the employers in the group of employers consisting of Company and its Affiliates because the Holder voluntarily terminates his or her employment with such group of employers and the Holder does not remain or thereupon become a director of Company or one or more of its Affiliates, or if a Holder ceases to be a director of at least one of the corporations in the group of corporations consisting of Company and its Affiliates and the Holder does not remain or thereupon become an employee of Company or one or more of its Affiliates, the portion (if any) of an Option that remains unexercised, including that portion (if any) that pursuant to the Agreement is not yet exercisable, as of the date of the Holder's termination of employment or ceasing to be a director, whichever occurs later, shall terminate and cease to be exercisable as of such date (or ninety [90] days prior thereto if the Holder elected to exercise his or her Option in anticipation of such termination [to be determined in the sole discretion of the Committee]).

                b. Termination for Cause. If a Holder ceases to be employed by at least one of the employers in the group of employers consisting of Company and its Affiliate because any of such entities terminates the Holder's employment for cause, the portion (if any) of an Option that remains unexercised, including that portion (if any) that pursuant to the Agreement is not yet exercisable, at the time of the Holder's termination of employment, shall terminate and cease to be exercisable immediately upon such termination (or ninety [90] days prior thereto if the Holder elected to exercise his or her Option in anticipation of such termination [to be determined in the sole discretion of the Committee]). A Holder's employment shall be deemed terminated "for cause" if terminated by the Board of Directors of Company (or the board of directors of an Affiliate) because of incompetence, insubordination, dishonesty, other acts detrimental to the interest of Company and/or its Affiliates, or any material breach by the Holder of any employment, nondisclosure, noncompetition, or other contract with Company and/or one of its Affiliates. Whether "cause" exists shall be determined by such Board of Directors in its sole discretion and in good faith. The exercise of an option in anticipation of a termination for cause shall be null and void.

     c. Termination Without Cause. If a Holder ceases to be employed by at least one of the employers in the group of employers consisting of Company and its Affiliates because one or more of such entities terminates the employment of the Holder for otherwise than for "cause," and the Holder does not remain or thereupon become a director of Company and/or one or more of its Affiliates, the Holder shall have the right for thirty (30) days following such termination to exercise the Option with respect to that portion thereof that has become exercisable pursuant to Holder's Agreement as of the date of such termination, and thereafter the Option shall terminate and cease to be exercisable.

     2. Disability. If a Holder ceases to be employed by at least one of the employers in the group of employers consisting of Company and its Affiliates by reason of disability (as defined in Sec. 22(e)(3) of the Code) and does not remain or thereupon become a director of Company or one or more of its Affiliates, or if the Holder ceases by reason of such disability to be a director of at least one of the corporations in the group of corporations consisting of Company and its Affiliates, the Holder shall have the right for ninety (90) days after the date of termination of employment with, or cessation of directorship of, such group of employers by reason of disability, whichever occurs later, to exercise an Option to the extent such Option is exercisable on the date of his or her termination of employment, and thereafter the Option shall terminate and cease to be exercisable.

     3. Death. If a Holder dies while in the employ of Company or an Affiliate, or dies while a director of Company or an Affiliate, his or her Option shall be exercisable by his or her legal representatives, legatees, or distributees for six (6) months following the date of the Holder's death to the extent such Option is exercisable on the Holder's date of death, and thereafter the Option shall terminate and cease to be exercisable.

     B. Term of Option. Notwithstanding any other provision of this Plan, including the provisions of Subsection A above, no Incentive Stock Option may be exercised after the expiration of ten (10) years from the date it was granted (or the period specified in Sec. 4.1, if applicable). The Committee may prescribe in any Agreement that the Option evidenced thereby may be exercised in full or in part as to any number of shares subject thereto at any time or from time to time during the term of the Option, or in such installments at such times during said term as the Committee may prescribe. Except as provided above and unless otherwise provided in any Agreement, an Option may be exercised at any time or from time to time during the term of the Option. Such exercise may be as to any or all whole (but no fractional) shares which have become purchasable under the Option.


     C. Issuance of Stock Certificates. Within a reasonable time, or such time as may be permitted by law, after Company receives written notice that the Holder has elected to exercise all or a portion of an Option, such notice to be accompanied by payment in full of the aggregate exercise price of the number of shares purchased, Company shall issue and deliver a certificate representing the shares acquired as a result of the exercise and any other amounts payable in consequence of such exercise. In the event that a Holder exercises both an Incentive Stock Option, or portion thereof, and a Nonstatutory Stock Option, or a portion thereof, separate Stock certificates shall be issued, one for the Stock subject to the Incentive Stock Option and one for the Stock subject to the Nonstatutory Stock Option. The number of shares of Stock transferrable due to an exercise of an Option under this Plan shall not be increased due to the passage of time, except as may be provided in an Agreement.

     D. Issuance in Compliance With Securities Laws. Nothing herein or in any Option granted hereunder shall require Company to issue any shares upon exercise of any Option if such issuance would, in the opinion of counsel for Company, constitute a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes, or any other applicable statute or regulation, as then in effect.

     E. Investment Legend. At the time of exercise of an Option, Company may, as a condition precedent to the exercise of such Option, require from the Holder of the Option (or in the event of his or her death, his or her legal representatives, legatees, or distributees) such written representations, if any, concerning his or her intentions with regard to the retention or disposition of the shares being acquired by exercise of such Option and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to Company, may be necessary to ensure that any disposition by such Holder (or in the event of his or her death, his or her legal representatives, legatees, or distributees), will not involve a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes, or any other applicable state or federal statute or regulation, as then in effect. Certificates for shares of Stock, when issued, may have the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

     The shares of Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased for investment. These shares may not be sold, transferred, or assigned unless, in the opinion of Company and its legal counsel, such sale, transfer, or assignment will not be in violation of the Securities Act of 1933, as amended, applicable rules and regulations of the Securities and Exchange Commission, and any applicable state securities laws.

     Sec. 6:5. Limitation on Aggregate Value of Shares That May Become First Exercisable During Any Calendar Year Under an Incentive Stock Option. With respect to any Incentive Stock Option granted under this Plan, to the extent that the aggregate Fair Market Value of shares of Stock exceed $100,000, then such excess over $100,000 shall not be considered as subject to an Incentive Stock Option, but rather shall be considered as subject to a Nonstatutory Stock Option. This rule shall be applied by taking shares of Stock subject to Incentive Stock Options that are purchasable for the first time in the calendar year into account in the order in which such Incentive Stock Options were granted.

     Sec. 6:6. Adjustments Upon Changes in Capitalization, Merger, Etc.

     A. Method of Adjustment. In the event of any change in the number of outstanding shares of Stock effected without receipt of consideration therefor by Company by reason of a stock dividend, or split, combination, exchange of shares or other recapitalization, merger, or otherwise, in which Company is the surviving corporation, the aggregate number and class of the reserved shares, the number and class of shares subject to each outstanding Option, and the exercise price of each outstanding Option shall be automatically adjusted to accurately and equitably reflect the effect thereon of such change (provided that any fractional share resulting from such adjustment may be eliminated). In the event of a dispute concerning such adjustment, the decision of the Committee shall be conclusive. The number of reserved shares or the number of shares subject to any outstanding Option shall be automatically reduced by any fraction included therein which results from any adjustment made pursuant hereto.

          B. Termination of Option. The following provisions shall apply unless a Holder's Agreement provides otherwise. A dissolution or liquidation of Company; a sale of all or substantially all of the assets of Company where it is contemplated that within a reasonable period of time thereafter Company will either be liquidated or converted into a nonoperating company or an extraordinary dividend will be declared resulting in a partial liquidation of Company (but in all cases only with respect to those employees whom it is anticipated will lose their employment with Company and its Affiliates as a result of such sale of assets); a merger or consolidation (other than a merger effecting a reincorporation of Company in another state or any other merger or a consolidation in which the shareholders of the surviving corporation and their proportionate interests therein immediately after the merger or consolidation are substantially identical to the shareholders of Company and their proportionate interests therein immediately prior to the merger or consolidation) in which Company is not the surviving corporation (or survives only as a subsidiary of another corporation in a transaction in which the shareholders of the parent of Company and their proportionate interests therein immediately after the transaction are not substantially identical to the shareholders of Company and their proportionate interests therein immediately prior to the transaction) shall cause every Option then outstanding to terminate, but the Holders of each such then outstanding Option shall, in any event, have the right, immediately prior to such dissolution, liquidation, sale of assets, merger, consolidation, or transaction, to exercise each such Option, to the extent not theretofore exercised, without regard to the determination as to the periods and installments of exercisability made pursuant to a Holder's Agreement if (and only if) such Options have not at that time expired or been terminated.

     Sec. 6:7. Rights as a Shareholder. A Holder shall have no right as a shareholder with respect to any shares covered by his or her Option until a certificate representing such shares is issued to him or her. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued (except as provided in Sec. 6.6. hereof).

     Sec. 6:8. Modification, Extension, and Renewal of Options. Subject to the terms and conditions of and within the limitations of the Plan, the Committee may modify, extend, or renew outstanding Options granted under the Plan, or accept the surrender of Options outstanding hereunder (to the extent not theretofore exercised) and authorize the granting of new Options hereunder in substitution therefor (to the extent not theretofore exercised). The Committee may not, however, without the consent of the Holder, modify any outstanding Incentive Stock Options so as to specify a lower exercise price or accept the surrender of outstanding Incentive Stock Options and authorize the granting of new Options in substitution therefor specifying a lower option price. In addition, no modification of an Option granted hereunder may, without the consent of the Holder, alter or impair any rights or obligations under any Option theretofore granted hereunder to such Holder under the Plan, except as may be necessary with respect to Incentive Stock Options to satisfy the requirements of Sec. 422 of the Code.

     Sec. 6:9. Furnish Information. Each Holder shall furnish to Company all information requested by Company to enable it to comply with any reporting or other requirements imposed upon Company by or under any applicable statute or regulation.

     Sec. 6:10. Obligation to Exercise; Termination of Employment. The granting of an Option hereunder shall impose no obligation upon the Holder to exercise the same or any part thereof. In the event of a Holder's termination of employment with Company or an Affiliate, the unexercised portion of an Option granted hereunder shall terminate in accordance with Sec. 6.4 hereof.

     Sec. 6:11. Agreement Provisions. The Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee deems advisable. Each Agreement shall identify the Option evidenced thereby as an Incentive Stock Option or Nonstatutory Stock Option, as the case may be, and no Agreement shall cover both an Incentive Stock Option and Nonstatutory Stock Option. Except as provided by Subsection B of Sec. 6.6, each Agreement relating to an Incentive Stock Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option to which it relates as is necessary for the Incentive Stock Option to which such Agreement relates to constitute an incentive stock option, as defined in Sec. 422 of the Code.


                                  Article VII
                                Duration of Plan

     No Incentive Stock Options may be granted hereunder after the date that is ten (10) years from the earlier of: (i) the date this Plan is adopted by the Board of Directors; or (ii) the date this Plan is approved by Company's shareholders. In addition, with respect to shares of Stock not currently covered by an outstanding Option, this Plan may be terminated at any time by the Board of Directors.


                                  Article VIII
                                Amendment of Plan

     The Board of Directors may, insofar as permitted by law, with respect to any shares at the time are not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that, without the approval of the holders of a majority of the outstanding shares of voting stock of all classes of Company, no such revision or amendment shall: (a) change the number of shares of the Stock subject to the Plan, (b) change the designation of the class of employees eligible to receive Options, (c) decrease the price at which Incentive Stock Options may be granted, (d) remove the administration of the Plan from the Committee, or (e) without the consent of the affected Holder, cause the Incentive Stock Options granted hereunder and outstanding at such time that satisfied the requirements of Sec. 422 of the Code to no longer satisfy such requirements.

                                 Article IX
                                   General

     Sec. 9:1. Application of Funds. The proceeds received by Company from the sale of shares pursuant to Options shall be used for general corporate purposes.

     Sec. 9:2. Right of Company and Affiliates to Terminate Employment. Nothing contained in the Plan, or in any Agreement, shall confer upon any Holder the right to continue in the employ of Company or any Affiliate, or interfere in any way with the rights of Company or any Affiliate to terminate his or her employment at any time.

     Sec. 9:3. No Liability for Good Faith Determinations. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Option granted under it, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.

     Sec. 9:4. Information Confidential. As partial consideration for the granting of each Option hereunder, the Holder shall agree with Company that he or she will keep confidential all information and knowledge that he or she has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder's spouse, tax, and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration such breach, in determining whether to recommend the grant of any future Option to such Holder, as a factor militating against the advisability of granting any such future Option to such individual.

     Sec. 9:5. Other Benefits. Participation in the Plan shall not preclude the Holder from eligibility in any other stock option plan of Company or any Affiliate or any old age benefit, insurance, pension, profit sharing retirement, bonus, or other extra compensation plans which Company or any Affiliate has adopted, or may, at any time, adopt for the benefit of its employees.

     Sec. 9:6. Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock to the Holder, or to his or her legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, issuance, or transfer, to execute a release and receipt therefor in such form as it shall determine.

     Sec. 9:7. No Guarantee of Interests. Neither the Committee nor Company guarantees the Stock of Company from loss or depreciation.

     Sec. 9:8. Payment of Expenses. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by Company or its Affiliates.

     Sec. 9:9. Company Records. Records of Company or its Affiliates regarding the Holder's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

     Sec. 9:10. Information. Company and its Affiliates shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

     Sec. 9:11. No Liability of Company. Company assumes no obligation or responsibility to the Holder or his or her personal representatives, heirs, legatees, or distributees for any act of, or failure to act on the part of, the Committee.

     Sec. 9:12. Company Action. Any action required of Company shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.

     Sec. 9:13. Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

     Sec. 9:14. Notices. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. Company or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had theretofore specified for receiving notices. Until changed in accordance herewith, Company and each Holder shall specify as its and his or her address for receiving notices the address set forth in the Agreement pertaining to the shares to which such notice relates.

     Sec. 9:15. Waiver of Notice. Any person entitled to notice hereunder may waive such notice.

     Sec. 9:16. Successors. The Plan shall be binding upon the Holder, his or her heirs, legatees, and legal representatives, upon Company, its successors, and assigns, and upon the Committee, and its successors.

     Sec. 9:17. Headings. The titles and headings of Sections and Subsections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

     Sec. 9:18. Governing Law. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by federal law. Questions arising with respect to the provisions of an Agreement that are matters of contract law shall be governed by the laws of the state specified in the Agreement, except to the extent Texas corporate law conflicts with the contract law of such state, in which event Texas corporate law shall govern. The obligation of Company to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

     Sec. 9:19. Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

     Sec. 9:20. Remedies. Company may recover from a Holder reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.


                                 Article X
                          Approval of Shareholders

     The Plan shall take effect on the date it is adopted by the Board of Directors. However, if this Plan is not approved by the holders of a majority of the outstanding shares of Company's Common Stock and Preferred Stock at the annual meeting of Shareholders scheduled to be held on May 11, 2000, any Options granted hereunder shall be null, void, and of no force and effect as of their grant date.

     IN WITNESS WHEREOF, TGC Industries, Inc., acting by and through its officers hereunto duly authorized has executed this instrument to be effective the 14th day of December, 1999.

                                         TGC INDUSTRIES, INC.

                                         By:     /s/ Allen T. McInnes

                                                 -----------------------------
                                                        Allen T. McInnes,
                                                        Chairman of the Board

                                    EXHIBIT B

                       STATEMENT OF RESOLUTION ESTABLISHING
                      8-1/2% SENIOR CONVERTIBLE PREFERRED STOCK

                                        OF
                                TGC INDUSTRIES, INC.

                        STATEMENT OF RESOLUTION ESTABLISHING
                     8 1/2% SENIOR CONVERTIBLE PREFERRED STOCK OF

                               TGC INDUSTRIES, INC.

     Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, TGC, Industries, Inc., a Texas corporation (the "Corporation" or the "Company"), has adopted the following resolution by all necessary action on the part of the Corporation at a special meeting of the Board of Directors on November 30, 1999, authorizing the creation and issuance of a series of preferred stock designated as 8 1/2% Senior Convertible Preferred Stock:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by Article 4.b of the Corporation's Certificate of Restated Articles of Incorporation, as amended, a series of preferred stock of the Corporation be, and it is hereby, created out of the authorized but unissued shares of the capital stock of the Corporation, such series to be designated 8 1/2% Senior Convertible Preferred Stock (the "Preferred Stock"), to consist of 2,750,000 shares, of which the preferences and relative and other rights, and the qualifications, limitations or restrictions thereof, shall be (in addition to those set forth in the Corporation's Certificate of Incorporation, as amended) as follows:

     1. Certain Definitions. Unless the context otherwise requires, the terms defined in this paragraph 1 shall have, for all purposes of this resolution, the meanings herein specified.

     Common Stock. The term "Common Stock" shall mean all shares now or hereafter authorized of any class of Common Stock of the Corporation and any other stock of the Corporation, howsoever designated, authorized after the Issue Date, which has the right (subject always to prior rights of any class or series of preferred stock) to participate in the distribution of the assets and earnings of the Corporation without limit as to per share amount.

     Conversion Date. The term "Conversion Date" shall have the meaning set forth in subparagraph 3(e) below.

     Conversion Ratio. The term "Conversion Ratio" shall mean the ratio used to determine the number of shares of Common Stock deliverable upon conversion of the Preferred Stock, subject to adjustment in accordance with the provisions of paragraph 3 below.

     Issue Date. The term "Issue Date" shall mean the date that shares of Preferred Stock are first issued by the Corporation.

     Series C Preferred Stock. The term "Series C Preferred Stock" shall mean the Corporation's Series C 8% Convertible Exchangeable Preferred Stock.

     Subsidiary. The term "Subsidiary" shall mean any corporation of which shares of stock possessing at least a majority of the general voting power in electing the board of directors are, at the times as of which any determination is being made, owned by the Corporation, whether directly or indirectly through one or more Subsidiaries.

     2. Dividends. The Preferred Stock shall be senior in rights to dividends to all classes and series of stock of the Corporation, including without limitation the Corporation's Series C Preferred Stock. In addition, the Preferred Stock shall have the following dividend rights:

     (a) Declaration of Dividends. The holders of shares of Preferred Stock shall be entitled to receive cumulative cash dividends, when and as declared by the Board of Directors out of funds legally available therefor, at a rate of eight and one-half percent (8 1/2%) per annum and no more ($0.09775 per share per annum based on the per share liquidation value of $1.15), before any dividend or distribution in cash or other property (other than dividends payable in stock ranking junior to the Preferred Stock as to dividends and upon liquidation, dissolution or winding-up) on any class or series of stock of the Corporation ranking junior to the Preferred Stock as to dividends or on liquidation, dissolution or winding-up shall be declared or paid or set apart for payment.

     (b) Payment of Dividends. Dividends on the Preferred Stock shall be payable, when and as declared by the Board of Directors on December 1 and June 1 of each year, commencing June 1, 2000 (each such date being hereinafter individually a "Dividend Payment Date" and collectively the "Dividend Payment Dates"), except that if such date is a Saturday, Sunday or legal holiday then such dividend shall be payable on the first immediately preceding calendar day which is not a Saturday, Sunday or legal holiday, to holders of record as they appear on the books of the Corporation on such respective dates, not exceeding sixty days preceding such Dividend Payment Date, as may be determined by the Board of Directors in advance of the payment of each particular dividend. Dividends in arrears may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date as may be fixed by the Board of Directors of the Corporation. Dividends declared and paid in arrears shall be applied first to the earliest dividend period or periods for which any dividends remain outstanding. The amount of dividends payable per share of this Series for each dividend period shall be computed by dividing the annual rate of eight and one-half percent (8 1/2%) by two (2). Dividends payable on this Series for the initial period and for any period less than a full semi-annual period shall be computed on the basis of a 360-day year of twelve 30-day months. Dividends shall be payable in cash, provided that for each dividend declared and payable through December 1, 2000, the dividend payment shall be by payment in kind securities by issuance of additional shares of Preferred Stock with a liquidation value equal to the amount of the cash dividend payment which would have been paid ("PIK Dividend"). For each dividend payment due and payable after December 1, 2000, payment shall be by cash or by PIK Dividend at the election of the holders by written notice to the Corporation, provided that the Corporation shall only pay a PIK Dividend and not a cash dividend in the event the Corporation's earnings before deduction of interest, taxes, depreciation and amortization (EBITDA) for the six (6) months ended with the previous quarter (for the December 1 payment: the six (6) months ended September 30; and for the June 1 payment: the six (6) months ended March
31) are less than one hundred twenty-five percent (125%) of the Corporation's obligation for such dividend payment and for all other dividends and interest due and payable on all other outstanding securities of the Corporation as of such time.

     (c) Dividends Cumulative. Preferred Stock shall be cumulative and accrue from and after the date of original issuance thereof, whether or not declared by the Board of Directors. Accrued dividends shall not bear interest.

     (d) Dividend Restriction. No cash dividend may be declared on any other class or series of stock ranking on a parity with the Preferred Stock as to dividends in respect of any dividend period unless there shall also be or have been declared on the Preferred Stock like dividends for all periods coinciding with or ending before such semi-annual period, ratably in proportion to the respective annual dividend rates fixed therefor and the total dividend obligation with respect thereto.

     3. Conversion Rights. The Preferred Stock shall be convertible into Shares of Common Stock as follows:

     (a) Conversion Right. The holder of any shares of Preferred Stock shall have the right, at such holder's option, at any time to convert any of such shares of Preferred Stock into fully paid and nonassessable shares of Common Stock at the Conversion Ratio provided for in subparagraph 3(d) below by surrendering shares of Preferred Stock for conversion in accordance with subparagraph 3(e) below.

     (b) Continuance of Conversion Right. The Conversion Right set forth above will continue so long as such Preferred Stock is outstanding with respect to any stock not redeemed in accordance with the terms of paragraph 7.

     (c) Surrender of Shares on Exercise of Conversion Right. In the event that any holder of shares of Preferred Stock surrenders such shares for conversion, such holder will be issued the number of shares of Common Stock to which such holder is entitled pursuant to the provisions of subparagraph 3(d) in the manner provided for in subparagraph 3(e). The shares of Preferred Stock deemed to have been surrendered will have the status described in paragraph 11 below.

     (d) Conversion Ratio. Each share of Preferred Stock may, at the discretion of the holder thereof, be converted into shares of Common Stock of the Corporation at the conversion ratio of one (1) share of Common Stock for each share of Preferred Stock, as such conversion ratio may be adjusted and readjusted from time to time in accordance with subparagraph 3(g) hereof (such conversion ratio, as adjusted and readjusted and in effect at any time, being herein called the "Conversion Ratio"). The Conversion Ratio referred to above will be subject to adjustment as set forth in subparagraph 3(g).

     (e) Mechanics of Conversion. The holder of any shares of Preferred Stock may exercise the conversion right specified in subparagraph 3(a) by surrendering to the Corporation or any transfer agent of the Corporation the certificate or certificates for the shares to be converted, accompanied by written notice specifying the number of shares to be converted. Conversion shall be deemed to have been effected upon receipt of the certificate or certificates for the shares to be converted accompanied by written notice of election to convert specifying the number of shares to be converted. The date of such receipt is referred to herein as the "Conversion Date." As promptly as practicable thereafter (and after surrender of the certificate or certificates representing shares of Preferred Stock to the Corporation or any transfer agent of the Corporation) the Corporation shall issue and deliver to or upon the written order of such holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash with respect to any fractional interest in a share of Common Stock as provided in subparagraph 3(f). The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the applicable Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Preferred Stock surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Preferred Stock representing the unconverted portion of the certificate so surrendered.

     (f) Fractional Shares. No fractional Shares or scrip shall be issued upon conversion of shares of Preferred Stock. If more than one share of Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Preferred Stock so surrendered. Instead of any fractional shares which would otherwise be issuable upon conversion of any shares of Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then current market price.

     (g) Conversion Ratio Adjustments. The Conversion Ratio shall be subject to adjustment from time to time as follows:

     (i) Stock Dividends, Subdivisions, Reclassifications or Combinations. If the Corporation shall (x) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (y) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (z) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Conversion Ratio in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock which he would have owned or been entitled to receive had such Preferred Stock been converted immediately prior to such date. Successive adjustments in the Conversion Ratio shall be made whenever any event specified above shall occur.

     (ii) Other Distributions. In case the Corporation shall fix a record date for the making of a distribution to all holders of shares of its Common Stock
(w) of shares of any class other than its Common Stock or (x) of evidence of indebtedness of the Corporation or any Subsidiary or (y) of assets (excluding cash dividends or distributions, and dividends or distributions referred to in subparagraph 3(g)(i) above), or (z) of rights or warrants, in each such case the Conversion Ratio in effect immediately prior thereto shall be immediately thereafter proportionately adjusted for such distribution so that the holder of Preferred Stock would be entitled to receive the fair market value (as determined by the Board of Directors, whose determination in good faith shall be conclusive) of what he would have been entitled to receive had such Preferred Stock been converted prior to such distribution. Such adjustment shall be made successively whenever such a record date is fixed. In the event that such distribution is not so made, the Conversion Ratio then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the Conversion Ratio which would then be in effect if such record date had not been fixed.

     (iii) Consolidation, Merger, Sale, Lease or Conveyance. In case of any consolidation with or merger of the Corporation with or into another corporation or entity, or in case of any sale, lease or conveyance to another corporation or entity of the assets of the Corporation as an entirety or substantially as an entirety, each share of Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the shares of Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the shares of Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Preferred Stock.

     (h) Statement Regarding Adjustments. Whenever the Conversion Ratio shall be adjusted as provided in subparagraph 3(g), the Corporation shall forthwith file, at the office of any transfer agent for the Preferred Stock and at the principal office of the Corporation, a statement showing in detail the facts requiring such adjustment and the Conversion Ratio that shall be in effect after such adjustment, and the Corporation shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of shares of Preferred Stock at its address appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of subparagraph 3(i).

     (i) Notice to Holders. In the event the Corporation shall propose to take any action of the type described in clause (i), (ii) or (iii) of subparagraph 3(g), the Corporation shall give notice to each holder of shares of Preferred Stock, in the manner set forth in subparagraph 3(h), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Ratio and the number, kind or class of shares which shall be deliverable upon conversion of shares of Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

     (j) Treasury Stock. For the purposes of this paragraph 3, the sale or other disposition of any Common Stock theretofore held in the Corporation's treasury shall be deemed to be an issuance thereof.

     (k) Costs. The Corporation shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any shares of Preferred Stock; provided that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Preferred Stock in respect of which such shares are being issued.

     (l) Reservation of Shares. The Corporation shall reserve at all times so long as any shares of Preferred Stock remain outstanding, free from preemptive rights, out of its treasury stock (if applicable) or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the conversion of the shares of Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Preferred Stock.

     (m) Approvals. If any shares of Common Stock to be reserved for the purpose of conversion of shares of Preferred Stock require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If, and so long as, any shares of Common Stock into which the shares of Preferred Stock are then convertible are listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all such shares issuable upon conversion.

     (n) Valid Issuance. All shares of Common Stock which may be issued upon conversion of the shares of Preferred Stock will upon issuance by the Corporation be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof, and the Corporation shall take no action which will cause a contrary result.

     4. Voting Rights. The holders of the shares of the Preferred Stock will be entitled to one vote per share of Preferred Stock held by them to vote upon all matters which the holders of shares of the Company's Common Stock shall have the right to vote. In all cases, as a matter of law, where the holders of shares of Preferred Stock shall have the right to vote separately as a class, such holders will also be entitled to one vote per share of Preferred Stock held by them.

     The affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of the Preferred Stock, voting as a class, will be required to (i) authorize, create or issue, or increase the authorized or issued amount of, shares of any class or series of stock ranking senior to the Preferred Stock, either as to dividends or upon liquidation, or (ii) amend, alter or repeal (whether by merger, consolidation or otherwise) any provisions of the Company's Articles of Incorporation or of the Statement of Resolution establishing this series of Preferred Stock so as to materially and adversely affect the preferences, special rights or powers of the Preferred Stock; provided, however, that any increase in the authorized preferred stock or the creation and issuance of any other series of preferred stock ranking on a parity with or junior to the Preferred Stock shall not be deemed to materially and adversely affect such preferences, special rights or powers.

     5. Liquidation Rights. Upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of this series of Preferred Stock shall be entitled to receive, before any payment or distribution of the assets of the Corporation or proceeds thereof (whether capital or surplus) shall be made to or set apart for the holders of the Common Stock or any other class or series of stock ranking junior to the shares of this series of Preferred Stock upon liquidation, including without limitation the Series C Preferred Stock, the amount of One Dollar and Fifteen Cents ($1.15) per share, plus a sum equal to all dividends on such shares (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution, but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding-up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of shares of the Preferred Stock and any other class or series of preferred stock ranking on a parity with the Preferred Stock as to payments upon liquidation, dissolution or winding-up shall be insufficient to pay in full the preferential amount foresaid, then such assets or the proceeds thereof shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes of this paragraph 5, the voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation to, or a consolidation or merger of the Corporation with, one or more corporations (whether or not the Corporation is the corporation surviving such consolidation or merger) shall not be deemed to be a liquidation, dissolution or winding-up, voluntary or involuntary.

     6.     Registration Rights.

     (a) Registration on Request. Upon the written request of any holder or holders of at least fifty-one percent (51%) in the aggregate number of shares of the Preferred Stock and/or shares of Common Stock ("Shares") issued upon conversion of such Preferred Stock (provided that in computing such 51% amount the number of shares of Preferred Stock and Common Stock shall be weighted proportionately taking into account the Conversion Ratio with respect to which such shares of Common Stock were issued upon conversion), which request shall state the intended method of disposition by such holder or holders and shall request that the Company effect the registration of all or part of such Shares, or the Shares issuable upon the conversion of such Preferred Stock, or both, under the Securities Act of 1933, as amended (the "Act"), the Company will promptly give written notice of such requested registration to all holders of outstanding Preferred Stock and Shares, and thereupon will use its best efforts to effect the registration under the Act of:

     (i) the Shares which the Company has been so requested to register, for disposition in accordance with the intended method of disposition stated in such request, and

     (ii) all other outstanding Shares, or Shares issuable upon the conversion of Preferred Stock, the holders of which shall have made written request (stating the intended method of disposition of such securities by such holders) to the Company for registration thereof within thirty (30) days after the receipt of such written notice from the Company, all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) by the holders of the Shares so registered and to maintain such registration in effect for a period of twenty-four (24) months from the effective date of such registration statement; provided, that the Company shall not be required to register or use its best efforts to effect any registration of Shares under the Act pursuant to this paragraph 6(a) more than once. In the event that, as a result of such registration, another person with incidental registration rights granted by the company requests that the Company include securities of such person in such registration, such request will not result in a reduction in the number of securities of the holder or holders of the Preferred Stock and/or Shares to be included in such registration.

     The Company shall have no obligation to register or use its best efforts to effect any registration of Shares under the Act pursuant to this paragraph 6 which would be in conflict with the obligations of any holder or holders of Preferred Stock and/or Shares under any confidentiality agreement between such holder or holders and the Company entered into in connection with the offering of the Preferred Stock to such holder or holders.

          (b) Incidental Registration. If the Company at any time proposes to register any of its securities under the Act (otherwise than pursuant to paragraph 6(a) and other than a registration on Form S-8, or the form, if any, which supplants such Form), it will at such time give written notice to all holders of outstanding Preferred Stock and Shares of its intention to do so and, upon the written request of any such holder made within thirty (30) days after the receipt of any such notice (which request shall specify the Shares intended to be disposed of by such holder and state the intended method of disposition thereof), the Company will use its best efforts to cause all such outstanding Shares, or Shares issuable upon the conversion of Preferred Stock, the holders of which shall have so requested the registration thereof, to be registered under the Act to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Shares so registered; provided that, if in the good faith judgment of the managing underwriter or underwriters of a then proposed public offering of the Company's securities, such registration of such Shares would materially and adversely affect such public offering, then in such event the number of Shares and other securities to be registered by the Company shall each be proportionally reduced to such number as shall be acceptable to the managing underwriter, subject to Section 6(a) above.

     (c) Registration Procedures. If and whenever the Company is required to use its best efforts to effect or cause the registration of any Shares under the Act as provided in this paragraph 6, the Company will, as expeditiously as possible:

     (i) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such Shares and use its best efforts to cause such registration statement to become effective;

     (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period not exceeding twenty-four (24) months from the effective date of such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all Shares covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

     (iii) furnish to each seller of such Shares such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and, if any seller shall so request, a summary prospectus), in conformity with the requirements of the Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the Shares owned by such seller;

     (iv) use its best efforts to register or qualify such Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall reasonably request and as agreed to by the Corporation, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Shares owned by such seller; and

     (v) notify each seller of any such Shares covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act within the period mentioned in subdivision (b) of this paragraph 6(c), of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     (d) Registration Expenses. All expenses incident to the Company's performance of or compliance with this paragraph 6, including, without limitation, all registration and filing fees, fees and expenses of complying with securities or blue sky laws, printing expenses and fees and disbursements of counsel for the Company and of independent pubic accountants, but excluding underwriting commissions and discounts, the fees of any counsel engaged by the holder or holders, and any filing fees associated with shares of Preferred Stock, but not Common Stock, being listed with a national securities exchange or quoted on the NASDAQ National Market System or Small Cap Market, shall be borne by the Company.

          (e)     Indemnification.

     (i) In the event of any registration of any Shares under the Act pursuant to this paragraph 6, the Company will, to the extent permitted by law, indemnify and hold harmless the seller of such Shares and each underwriter of such securities and each other person, if any, who controls such seller or underwriter within the meaning of the Act, against any losses, claims, damages, or liabilities, joint or several, to which such seller or underwriter or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (y) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller and each such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter specifically for use in the preparation thereof.

     (ii) The Company may require, as a condition to including any Shares in any registration statement filed pursuant to paragraph 6(c), that the Company shall have received an undertaking satisfactory to it from the prospective seller of such Shares and from each underwriter of such Shares, to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph 6(e)(i)) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who controls the Company within the meaning of the Act, with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, or supplement.

     (iii) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding subparagraphs of this paragraph 6(e), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided therein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this paragraph 6(e). In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     7.     Redemption Rights.

          (a) Company's Redemption Option. Except for any redemption which the Company would be prohibited from effecting under applicable law, and provided the shares of Preferred Stock of a holder have not earlier been converted in accordance with the provisions hereof, the shares of Preferred Stock may be redeemed by the Company, in whole or in part, at the option of the Company upon written notice by the Company to the holders of Preferred Stock at any time after December 1, 2001, in the event that the Preferred Stock of one or more holders has not been converted pursuant to the terms hereof on or before such date. The Company shall redeem each share of Preferred Stock of such holders within thirty (30) days of the Company's delivery of the above notice to such holders and such holders shall surrender the certificate(s) representing such shares of Preferred Stock. For any partial redemptions the Company shall redeem shares in proportion to the number of shares held by each holder. The redemption amount shall be One Dollar and Seventy-five Cents ($1.75) per share, plus in each case accrued and unpaid dividends thereon to the date of payment of such amount (the total sum so payable on any such redemption being herein referred to as the "redemption price").

     (b) Redemption Notice. Notice of any redemption pursuant to this paragraph 7 shall be mailed to the party or parties required to receive such notice at the principal office or residence address for such party or parties. Each such notice shall state: (1) the election of the redemption option and the facts which give rise to such option; and (2) the number of shares of Preferred Stock which are being elected to be redeemed. From and after the date of the Company's payment of the redemption price to such holder or holders in accordance with such redemption notice (the "redemption date"), notwithstanding that any certificates for such shares shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the rights to receive dividends and distributions shall cease to accrue from and after the redemption date, and all rights of such holder or holders of the shares of Preferred Stock as a stockholder of the Corporation with respect to such shares, shall cease and terminate.

     8. Special rights. So long as, but only so long as, the shares of Preferred Stock are held by WEDGE Energy Services, L.L.C., a Delaware limited liability company ("WEDGE"), or by an affiliate of WEDGE (collectively "Holder"), the shares of Preferred Stock shall have the following special rights:

          (a)     Right of Participation.

     (i) Grant of Right of Participation. The Company hereby grants the Holder a right of participation to participate in any additional equity offerings which the Company may offer, up to the Holder Percentage (as defined below), on the following terms and conditions. In the event that the Company has received a bona fide offer (which the Company desires to accept) with respect to the issuance of any equity securities (including, without limitation, any common or preferred stock, any options (excluding the Company's 1993 Stock Option Plan or any future employee stock option plan approved by the Company's shareholders), warrants, rights, unsecured convertible notes, convertible debentures, or other convertible securities), the Company shall immediately give written notice thereof (the "Notice") to the Holder of the Preferred Stock. The Notice shall state the name of the party proposing to provide the offering and all the pertinent terms and conditions of such offering. This right shall expire upon the later to occur of the following: (a) the conversion by the Holder of the Preferred Stock into Common Stock, or (b) the tenth anniversary of the date of the filing of this Statement.

               (ii) Procedure. The Holder shall have fourteen (14) days from the date the Notice was given to indicate to the Company, in writing, that the Holder undertakes to participate in the offering under the terms and conditions set forth in the Notice. If the Holder undertakes to participate in such offering, then the Company shall be obligated to accept such participation up to the Holder Percentage upon the terms and conditions set forth in the Notice and the parties shall use their best efforts to enter into a definitive agreement relating to such offering. In the event that the Holder declines to participate in such offering, the Company shall have the right to accept such offering from the third party without participation by the Holder provided that it does so upon the terms and conditions set forth in the Notice. In the event that such offering is not consummated within sixty (60) days after the date the Notice was given, the Company shall not consummate such offering without again complying with this subparagraph 8(a)(ii).

               (iii) Holder Percentage. For purposes hereof, the term "Holder Percentage" shall mean that percentage calculated, on a fully diluted basis, as if the Holder had (a) converted the Preferred Stock into Common Stock, which number shall constitute the numerator, and (b) divided by the denominator, which shall be equal to the total number of shares of Common Stock issued and outstanding as of such date, plus (i) that number of shares of Common Stock issuable upon the conversion of all convertible securities of the Company, including, without limitation, the Preferred Stock, and (ii) that number of shares of Common Stock issuable upon the exercise of all options and warrants utilizing the "treasury method" as of such date. Under the treasury method, only shares issuable upon the exercise of "in the money" options and warrants are considered in the calculation and the net dilution is that number of shares issuable upon such exercise net of that number of shares which could have been purchased with the proceeds from the exercise of the options and warrants at the then market price. For example, assuming 100,000 options are outstanding at a strike price of $1.00 per share and that the market price of the Common Stock is $2.50 per share, under the treasury method, the proceeds from the exercise of the options would equal $100,000 and such proceeds would purchase 40,000 shares of Common Stock at the market price of $2.50 per share. The net dilution is 60,000 shares, which number of shares is utilized in the calculation of the Holder Percentage under the above formula.

          (b) Restriction on Payment of Cash Dividends and Interest. The Company agrees that so long as the Holder owns shares of Preferred Stock representing at least ten percent (10%) of the shares of capital stock of the Company on a fully diluted basis utilizing the "treasury method" as described in subparagraph 8(a)(iii) above, it shall not pay any cash dividends or any interest accruals on any equity security or any debt security (excluding any Superior Indebtedness as defined in that certain Debenture Agreement dated December 10, 1999, between the Company and WEDGE (the "Debenture Agreement") on file at the Company's principal office), in existence as of the date hereof or created hereafter unless and until the Company's earnings before deduction of interest, taxes, depreciation and amortization ("EBITDA") for the six (6) months ended with the quarter for the last quarterly report which the Company is required to furnish to WEDGE under Section 4.01 of the Debenture Agreement are more than 125% of the Company's obligations for all dividends and interest due and payable on all outstanding securities of the Company as of such time.

     (c) Prohibition Against Capital Expenditures. The Company agrees that so long as Holder owns shares of Preferred Stock representing at least ten percent (10%) of the shares of capital stock of the Company on a fully diluted basis utilizing the "treasury method" as described in subparagraph 8(a)(iii) above, the Company will not incur, or commit to incur, any capital expenditures of any kind or nature in excess of $50,000 without the approval by the Board of Directors of the Company, and, in addition, the Company agrees that, until the Company has expended the $2,500,000 in proceeds from the issuance of the Debenture, from the date hereof there shall be no capital expenditure in excess of $50,000 without the affirmative written consent of WEDGE or its affiliate.

     9. Exclusion of Other Rights. Except as may otherwise be required by law, the shares of Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Corporation's Certificate of Incorporation. The shares of Preferred Stock shall have no preemptive or subscription rights.

     10. Severability of Provisions. If any right, preference or limitation of the Preferred Stock set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule or law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation herein set forth shall be deemed enforceable and not dependent upon any other such right, preference or limitation unless so expressed herein.

     11. Status of Reacquired Shares. Shares of Preferred Stock which have been issued and reacquired in any manner shall (upon compliance with any applicable provisions of the laws of the State of Texas) have the status of authorized and unissued shares of Preferred Stock issuable in series undesignated as to series and may be redesignated and reissued. [END]

------------------------------------------------------------------------------
                               Front of Card

------------------------------------------------------------------------------

                           COMMON STOCK PROXY

                    TGC INDUSTRIES, INC. (the "Company")
         Proxy Solicited on Behalf of the Board of Directors for the

                 Annual Meeting of Shareholders, May 11, 2000

     The undersigned hereby appoint(s) Allen T. McInnes or Wayne A.
Whitener, each with full power of substitution, as proxies, to vote all Common Stock in TGC Industries, Inc. which the undersigned would be entitled to vote on all matters that may come before the Annual Meeting of the Shareholders of the Company, to be held on May 11, 2000, and any adjournments thereof.

     THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

                          (Continued on other side)

------------------------------------------------------------------------------
                                   Back of Card

------------------------------------------------------------------------------
                                 COMMON STOCK PROXY

/X/  Please mark your
     votes as in this

     example.

              The Board of Directors recommends a vote FOR each of the following items:

1.  ELECTION OF DIRECTORS OF THE COMPANY.

  ______  FOR all nominees   ______ Withhold authority  Nominees:
          listed at right           to vote for all     Allen T. McInnes
          (except as marked         nominees listed     Wayne A. Whitener
           to the contrary          at right            William J. Barrett
           as indicated below)                          Herbert M. Gardner
                                                        Edward L. Flynn
                                                        William H. White
                                                        Pasquale V. Scaturro

INSTRUCTIONS:   To withhold authority to vote for any
                individual nominee, vote for all
                nominees and strike a line through
                the individual nominee's name listed
                at right.

2. APPROVAL OF THE COMPANY'S 1999 STOCK OPTION PLAN.

          _____ FOR    _____ AGAINST    _____ ABSTAIN

3. RATIFICATION OF SELECTION OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS.

          _____ FOR    _____ AGAINST     _____ ABSTAIN


Returned proxy forms when properly executed will be voted: (1) as specified on the matters listed above; (2) in accordance with the Directors' recommendations where a choice is not specified; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THE CARD PROMPTLY.

Signature(s) _____________________________________    Date:______________

Note: Executors, trustees and others signing in a representative capacity should include their names and capacity in which they sign. PLEASE DATE AND SIGN AS SHOWN HERE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

------------------------------------------------------------------------------
                               Front of Card

------------------------------------------------------------------------------

                           PREFERRED STOCK PROXY

                    TGC INDUSTRIES, INC. (the "Company")
         Proxy Solicited on Behalf of the Board of Directors for the

                 Annual Meeting of Shareholders, May 11, 2000

     The undersigned hereby appoint(s) Allen T. McInnes or Wayne A. Whitener, each with full power of substitution, as proxies, to vote all Preferred Stock in TGC Industries, Inc. which the undersigned would be entitled to vote on all matters that may come before the Annual Meeting of the Shareholders of the Company, to be held on May 11, 2000, and any adjournments thereof.

     THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

                          (Continued on other side)

------------------------------------------------------------------------------
                                    Back of Card

------------------------------------------------------------------------------
                                 PREFERRED STOCK PROXY

/X/  Please mark your
     votes as in this

     example.

              The Board of Directors recommends a vote FOR each of the following items:

1.  ELECTION OF DIRECTORS OF THE COMPANY.

  ______  FOR all nominees   ______ Withhold authority  Nominees:
          listed at right           to vote for all     Allen T. McInnes
          (except as marked         nominees listed     Wayne A. Whitener
           to the contrary          at right            William J. Barrett
           as indicated below)                          Herbert M. Gardner
                                                        Edward L. Flynn
                                                        William H. White
                                                        Pasquale V. Scaturro

INSTRUCTIONS:   To withhold authority to vote for any
                individual nominee, vote for all
                nominees and strike a line through
                the individual nominee's name listed
                at right.

2. APPROVAL OF THE COMPANY'S 1999 STOCK OPTION PLAN.

          _____ FOR    _____ AGAINST    _____ ABSTAIN

3. RATIFICATION OF SELECTION OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS.

          _____ FOR    _____ AGAINST     _____ ABSTAIN

4. CONSENT TO A NEW SERIES OF 8-1/2% SENIOR CONVERTIBLE PREFERRED STOCK (By vote of the holders of the Company's outstanding Preferred Stock,

      voting as a class).

          _____ FOR    _____ AGAINST     _____ ABSTAIN

Returned proxy forms when properly executed will be voted: (1) as specified on the matters listed above; (2) in accordance with the Directors' recommendations where a choice is not specified; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THE CARD PROMPTLY.

Signature(s) _____________________________________    Date:______________

Note: Executors, trustees and others signing in a representative capacity should include their names and capacity in which they sign. PLEASE DATE AND SIGN AS SHOWN HERE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

161421.1


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                              Law, Snakard & Gambill, P.C.
                           500 Throckmorton Street, Suite 3200
                                Fort Worth, Tx  76102



April 3, 2000

U.S. Securities & Exchange Commission
Attn:  Mr. Mark Webb
Washington, D.C  20549

                           Re:   TGC Industries, Inc.

Dear Mr. Webb:

     As we discussed in our telephone conference earlier this week, enclosed is an Amended Preliminary Proxy Statement of TGC Industries, Inc. ("TGC") for the annual meeting of shareholders to be held May 11, 2000. This document amends the preliminary proxy statement filed in February.

The principal revisions contained in this Amendment are: (1) As required by applicable rules, the incorporation by reference of TGC's financial statements from its Annual Report for the year ended December 31, 1999; (2) the update of the beneficial ownership section; and (3) the inclusion of information on management, including executive compensation, as required for an annual meeting proxy. As we discussed, the original Preliminary Proxy was for a special meeting of shareholders which was rescheduled for the annual meeting.

     Your expedited review would be very much appreciated as TGC intends to mail the Proxy Statement as early as April 7, 2000. Please call the undersigned at 817-626-8997 as soon as you have completed your review. Thank you for your assistance in this matter.

Sincerely,

/s/ VERNON E. REW, JR.
Vernon E. Rew, Jr.


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